[MHM Draft (FINAL) : 2016.6.30]

SECURITIES REGISTRATION STATEMENT

VANGUARD INDEX FUNDS

- VANGUARD SMALL-CAP INDEX FUND -

SECURITIES REGISTRATION STATEMENT

To: Director of Kanto Local Finance Bureau

Filing Date of SRS: June 30, 2016

Name of the Registrant Trust:	VANGUARD INDEX FUNDS

Name of Representative:	F. William McNabb III
Chairman

Address of Principal Office:	100 Vanguard Boulevard,
Malvern, Pennsylvania 19355
U.S.A.

Name and Title of Registration Agent:	Ken Miura
Attorney-at-Law

Address or Place of Business	Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura
Nobuharu Onishi

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Offering or Sale for Registration

Name of the Fund Making	VANGUARD INDEX FUNDS
Offering or Sale of Foreign	VANGUARD SMALL-CAP INDEX FUND
Investment Fund Securities:

Aggregate Amount of Foreign	The approximate amount of the limit: U.S. $1.0
Investment Fund Securities to be	billion (approximately ¥109.8 billion)
Offered or Sold:

Note : The Yen amount is translated for convenience at the rate of $1.00 = ¥109.75 (the mean of the exchange rate quotations by The Bank of Tokyo - Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against Yen on April 28, 2016). The same applies hereafter.

Places where a copy of this Securities Registration
Statement is available for Public Inspection

Not applicable.

PART I. INFORMATION CONCERNING SECURITIES

1.	NAME OF FUND:	VANGUARD SMALL-CAP INDEX FUND
(hereinafter referred to as the "Fund")

2.	NATURE OF FOREIGN	Investor Shares (hereinafter referred to as the
	INVESTMENT FUND SECU-	“Shares”)
	RITIES CERTIFICATES:	Registered Shares with par value $0.001 per Share.
Additional offering type (“Tsuikagata”)
There are no credit ratings which have been provided or
made available for inspection by any credit-rating firm
due to the request from the issuer of the Fund, or which
are to be provided or made available for inspection by
any credit-rating firm due to the request from the issuer
of the Fund.
.
3.	TOTAL AMOUNT OF	The approximate amount of the limit: U.S. $1.0 billion
	OFFERING PRICE:	(approximately ¥109.75 billion)

Note 1:	The Yen amount is translated for convenience at the rate of U.S.$1.00 = ¥109.75 (the mean of the exchange rate quotations by The Bank of Tokyo – Mitsubishi UFJ, Ltd. for buying and selling spot U.S. Dollars by telegraphic transfer against Yen on April 28,
2016). The same applies hereafter.

Note 2:	Since Shares are denominated in U.S. Dollars, the amounts appearing hereafter are all dollar amounts unless otherwise specifically indicated.

Note 3:	In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the “total column” is not equal to the aggregate amount.
Also, translation into Yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.

4.	ISSUE PRICE:	The Net Asset Value per Share to be calculated on a
Fund Business Day immediately after an application for
purchase is received by the Fund .
“Fund Business Day” shall mean a day on which the
New York Stock Exchange is open for business.

The Issue Price is available at the PLACE OF
SUBSCRIPTION as set forth in “8. PLACE OF
SUBSCRIPTION” herein below.

5.	SALES CHARGE:	None.
Account Administration Fee at an annual rate of 0.648%
(0.60% excluding tax) multiplied by the Shareholder's
average account balance shall be assessed upon each
Shareholder quarterly in arrears. For Shareholder
accounts which are redeemed partially or in full prior to
the end of the quarter, the Account Administration Fee
shall be charged in proportion to the period in which
such shareholder holds the shares and assessed at the
time of each redemption. Quarterly assessments shall be
net of any fees charged for partial redemptions during
the quarter.

6.	MINIMUM AMOUNT OR	Minimum shares shall be integral multiples of five (5)
	NUMBER OF SHARES:	shares.

7.	PERIOD OF	From:	July 1, 2016 (Friday)
	SUBSCRIPTION:	To:	June 30, 2017 (Friday)
Provided that the subscription is handled only on a Fund
Business Day when sales handling companies are open
for business in Japan, with the exception of a day in
which the next business day is a national holiday in
Japan.

8.	PLACE OF SUBSCRIPTION:	Monex, Inc.
4-1, Kojimachi 2-chome, Chiyoda-ku,
Tokyo 102-0083, Japan
Homepage address: https://www.monex.co.jp/
Tel: 0120-846-365 Mobile/PHS: 03-6737-1666)
(Reception time: 8:00 – 17:00 (Weekdays))

(hereinafter referred to as the “Distributor” or a “Sales
Handling Company”)

	Note:	The subscription will be handled at the head office and the branch offices in Japan of the above-mentioned Sales Handling Company in Japan and online.

9.	DATE OF PAYMENT:	Investors shall pay the Offering Price to the
Distributor in Japan within four (4) business
days in Japan from and including the day when the
Distributor in Japan confirm the execution of the
application (the “Trade Date”).
The total issue price for each application day for
subscription will be transferred in U. S. Dollars by the
Distributor in Japan to the Fund’s custodian within one
(1) Fund Business Day after the subscription date
(“Payment Date”).

10.	PLACE OF PAYMENT	The subscription is handled at the head office and the
branch offices of the Distributor.

11.	TRANSFER AGENT	Not applicable

12.	MISCELLANEOUS
(1)	There is no deposit for Subscription.
(2)	Outline of Underwriting, etc.
	(a)	The Distributor undertakes to sell the Shares in accordance with an agreement with
The Vanguard Group, Inc. (“Vanguard”) in connection with the sale of the Shares in Japan.
	(b)	During the offering period, the Distributor in Japan will execute or forward the purchase orders and repurchase requests of the Shares received directly to the Fund's
Transfer Agent.

Note: Sales Handling Company means an intermediary financial instruments firm and/or registration agent financial institution which shall conclude the agreement with a distributor concerning agency business of Shares of the Fund, act as agent for a distributor for subscription or redemption of Shares of the Fund from investors and handle the business, etc. concerning receipt of subscription money from investors or payment of redemption proceeds to investors, etc.

(c) The Fund has appointed Vanguard Investments Japan, Ltd. as the Agent Company in Japan.

	Note	“The Agent Company” shall mean a sales handling company who is a member of the
Japan Securities Dealers Association (“JSDA”) which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to other sales and repurchase handling companies rendering such other services.

(3)		Method of Subscription:
Investors who subscribe for Shares shall enter into an agreement with the Distributor or Sales Handling Company concerning the foreign securities transactions. For this purpose, the Sales Handling Company shall deliver to investors an Agreement of Foreign
Securities Transactions Account and investors shall submit to the Sales Handling
Company an Application for opening of Transactions Account opened in accordance with such Agreement.
The subscription amount shall be paid in Yen in principal and the Yen exchange rate shall be the rate to be determined by the Sales Handling Company based on the foreign exchange rate of the foreign exchange market in Tokyo on the Trade Date of each application.
No interest accrues on the subscription money.
The subscription amount shall be paid in U.S. Dollars to the Fund's Custodian by the
Distributor on the Payment Date.
(4)		Offerings other than in Japan:
In parallel with the Offering, Investor Shares are offered in the United States of
America.

PART II. INFORMATION CONCERNING THE FUND

I.	DESCRIPTION OF THE FUND
1.	NATURE OF THE FUND
(1)	Objects and Basic Nature of the Fund
VANGUARD SMALL-CAP INDEX FUND (the “Fund”) seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.
The Fund is a series (or sub-fund) of Vanguard Index Funds (the “Trust”).
The Trust was organized as a Pennsylvania business trust in 1975 and was reorganized as a Delaware statutory trust in 1998. The Trust is registered with the United
States Securities and Exchange Commission (the "SEC") under the Investment Company
Act of 1940 (the “1940 Act”) as an open-end management investment company. All funds within the Trust are classified as diversified within the meaning of the 1940 Act. The Trust currently offers the following funds in Japan:
Vanguard Small-Cap Index Fund
Vanguard Total Stock Market Index Fund
Each fund offers one class of Shares (Investor Shares) in Japan. The Trust has the
ability to offer additional funds or classes of Shares. There is no limit on the number of full and fractional Shares that may be issued for a single fund or class of shares.

(2)	History of the Fund:

	December 31, 1975:	Execution of the Declaration of Trust
Established as a Pennsylvania business trust
	January 23, 1998:	Execution of the Agreement and Declaration of Trust
	January 28, 1998:	Reorganized as a Delaware statutory trust
	July 19, 2002	Execution of Amended and Restated Agreement and Declaration of
Trust
	November 19, 2008	Execution of Amended and Restated Agreement and Declaration of
Trust
	May 10, 2010	Execution of Amended and Restated Agreement and Declaration of
Trust

September 23, 2010	Execution of Amended and Restated Agreement and Declaration of
Trust

(3) Structure of the Fund

(A) Structure of the Fund:

Names and related businesses of the related companies of the Fund are as follows:

(B) The name, Role in Management of the Fund and Outline of Agreements of

Affiliated Parties of the Management Company and the Fund:

Assignment	Companies	Agreements
1. Investment Manager,	The Vanguard Group,	Investment management and transfer
Transfer and	Inc. (“Vanguard”)	and dividend-paying agency services
Dividend-Paying Agent		are provided to the Fund under the Fifth
Amended and Restated Funds' Service
Agreement (Note 1) dated June 8, 2009
(as amended from time to time).
2. Custodian	JPMorgan Chase Bank	Custody services to the Fund are
provided under a Global Custody
Agreement (Note 2) dated June 25,
2001 (as amended from time to time).
3. AgentCompany	Vanguard Investments	Agent Company Agreement with
	Japan Limited	respect to the sale of the Fund’s Shares
in Japan under an Agent Company
Agreement (Note 3) dated September
26, 2005 (as amended by the Amending
Agreement as of June 10, 2015).
4. Distributorin Japan	Monex, Inc.	Forwarding the purchase or repurchase
orders for the Shares in Japan under
Shares Distribution and Redemption
Agreement (Note 4) dated May 1, 2005
(as amended from time to time).

Note 1:	“The Fifth Amended and Restated Funds’ Service Agreement” shall mean the agreement between the
Trust and Vanguard by which the Trust entrusted the powers in respect of management and administration of the Funds, etc. to Vanguard.
Note 2:	“The Global Custody Agreement” shall mean the agreement between the Custodian and the Trust by which the Custodian agrees to provide services such as custody of the assets of the Fund.
Note 3:	“The Agent Company Agreement” shall mean the agreement by which the Agent Company in Japan which was appointed by the Management Company, agrees to distribute the prospectuses regarding the shares of the Fund, publication of the Net Asset Value per Share and the distribution of the documents such as the management reports, etc. to be required in accordance with the provisions of the applicable laws and regulations of Japan and/or the rules of the Japan Securities Dealers’Association.
Note 4:	“Shares Distribution and Redemption Agreement” shall mean the agreement by which the Distributors agree, for the purpose of the offering shares in Japan, to distribute shares provided by the Trust.
Distribution should be made in the manner consistent with the provisions of the applicable laws and regulations of Japan and the Prospectus.

(C) Outline of the Trust

Trust	Vanguard Index Funds
1. Law of Place of Incorporation	The Trust was organized as a Pennsylvania business trust in
1975 and was reorganized as a Delaware statutory trust in
1998. The Trust is registered with the SEC under the 1940
Act as an open-end management investment company. All
funds within the Trust are classified as diversified within the meaning of the 1940 Act.
2. Purpose of the Company	The Trust was established to conduct, operate, and carry on the business of a management investment company registered
under the 1940 Act through one or more series (or sub-fund)
investing primarily in securities.
3. Amount of Capital Stock	Not applicable.
4. History of the Company	December 31, 1975	Organization of the Trust as a
Pennsylvania business trust.
	January 23, 1998	Execution of the Agreement and
Declaration of Trust
	January 28, 1998	Reorganization as a Delaware
statutory trust.
	July 19, 2002	Execution of the Amended and Restated
Agreement and Declaration of Trust
	November 19, 2008	Execution of the Amended and Restated
Agreement and Declaration of Trust
	May 10, 2010	Execution of the Amended andRestated
Agreement and Declaration of Trust
	September 23, 2010	Execution of the Amended and Restated
Agreement and Declaration of Trust

5. Major Shareholders	As of March 31, 2016, the following owned of record 5%or
more of the outstanding Investor Shares of the Fund:
National Financial Services LLC, New York, NY (10.04%);

Charles Schwab & Co., Inc., San Francisco, CA ( 15.79%).
6. Name and Title of	F. William McNabb III, Chairman
Representative

(4)	Outline of Laws Regulating the Fund in the Jurisdiction Where Established:
The Trust was created under, and is subject to, the General Laws and the common law of the State of Delaware. With respect to its operations, the Fund is also subject to the
1940 Act, the United States Internal Revenue Code of 1986 (the “Code”) and regulations promulgated under each statute. With respect to the sale of its Shares, the Fund is subject to the Securities Act of 1933 (the “1933 Act”), the Securities Exchange Act of 1934 (the

“1934 Act”), the "Blue Sky" laws (state securities laws of the various states in the United
States) and the regulations promulgated under such laws.
The substance of the governing law is as follows:
a.	Delaware Statutory Trust Act (Delaware Code Chapter 38 et seq. ("Treatment of
Delaware Statutory Trusts") NOTE: This chapter was amended, effective 9/1/2002 to change the term “business trust” to “statutory trust.”
Chapter 38 provides as follows:
Delaware has had in effect since October 1, 1988, the Statutory Trust Act, which expressly recognizes the Delaware statutory trust. The principal purpose of the
Statutory Trust Act is to modernize the common law and provide certainty by codifying Delaware law with respect to the use of trusts in business transactions.
The Statutory Trust Act permits the trust agreement of a statutory trust to establish whatever rights and obligations of the trustees and of the beneficial owners as are desirable. The voting rights of trustees or beneficial owners, or any class or series thereof, may be expanded, limited or eliminated with respect to virtually any matter relating to the statutory trust. This flexibility provides an advantage over alternative forms of business organizations and common law trusts which often are subject to mandatory provisions.
Under the Statutory Trust Act, the beneficial owners of a Delaware statutory trust have the same limitations of personal liability as shareholders of a Delaware corporation. Except to the extent otherwise provided in the trust agreement, a statutory trust is managed by or under the direction of its trustees, who are not liable to the statutory trust or to any beneficial owner for the obligations of the statutory trust. The Statutory Trust Act provides that at least one trustee must be a Delaware resident. However, a trust that is or will become a registered investment company is exempt from this requirement. The duties of the trustees may be specified in the trust agreement. Moreover, the trust agreement may provide for the appointment of managers, employees or other persons to manage the statutory trust with such rights, powers and duties as are set forth herein.
To the extent that trustees or other persons who are responsible for managing the statutory trust have duties (including fiduciary duties) and liabilities relating thereto to the statutory trust or to the beneficial owners, such persons' duties may be expanded or restricted by the trust agreement. In addition, such persons shall not be liable to the statutory trust, any beneficial owner, or any trustee for their good faith reliance on the provisions of the trust agreement.
b.	Delaware Common Law
Common law is a non-statutory law developed through court decisions. Certain legal principles developed through decisions rendered by the courts of the State of
Delaware are applicable to Delaware Statutory Trusts and trustees of such trusts.
c.	Investment Company Act of 1940
The 1940 Act requires an investment company to (i) disclose financial information and fundamental policies, (ii) submit registration statements to the SEC, and (iii)
submit and deliver certain reports to the SEC and shareholders. The 1940 Act generally prohibits investment companies from changing the nature of their business or other fundamental policies without the approval of the shareholders.
The 1940 Act regulates the custody of a fund's assets and, more generally, a fund's business and conduct.
d.	Securities Act of 1933
The 1933 Act regulates the sales of securities. The 1933 Act requires a company seeking to offer securities to the public to disclose information about itself and the securities by means of a registration statement, including a prospectus. The 1933
Act makes any fraudulent statement or act in connection with the issuance or sale of securities unlawful.
e.	Securities Exchange Act of 1934
The 1934 Act regulates the purchase and sale of securities in the secondary market and the use of proxy statements. It requires publicly traded companies to make periodic reports to the SEC and to shareholders. It prohibits the unlawful use of inside information and other fraudulent conduct and includes provisions relating to the oversight of securities markets and the regulation of securities brokers and dealers.
f.	The Internal Revenue Code of 1986
The Code contains provisions governing the tax treatment of investment companies.

(5)	Outline of Disclosure System:
(A)	Disclosure in U.S.A.
	(i)	Disclosure to the SEC
The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the 1933 Act and the 1940 Act.
	(ii)	Disclosure to Shareholders
In accordance with the 1940 Act, the Fund is required to send to its Shareholders annual and semi-annual reports containing financial information.
(B)	Disclosure in Japan:
	a.	Disclosure to the Supervisory Authority
	(i)	Disclosure Required under the Financial Instruments and Exchange Law:
When the Trustees intend to offer the Shares of the Fund amounting to 100 million
Yen or more in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance the securities registration statement. The said documents are made available for public inspection for the investors on the electronic disclosure system (EDINET) concerning the disclosure documents of the Annual
Securities Report, etc. under the Financial Instruments and Exchange Law of Japan.

The Sales Handling Companies of the Shares shall deliver to the investors “
Mandatory Prospectuses” (Kofu-Mokuromisho in Japanese), which should be delivered to the investors before or at the same time as their application for subscription in accordance with the stipulation of the Financial Instruments and
Exchange Law of Japan. In addition, if requested from investors, the Distributor shall deliver to the investors “Prospectuses on Request” (Seikyu-Mokuromisho in
Japanese), which should be delivered to the investors, if they request them in accordance with the stipulation of the Financial Instruments and Exchange Law of
Japan. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of
Finance securities reports within 6 months of the end of each fiscal year,

semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire on EDINET, etc.
(ii)	Disclosure under the Law Concerning Investment Trusts and Investment
Companies
If the Trust conducts business of offering for sale Shares of the Fund, it must file in advance the prescribed matters on the Fund with the Commissioner of Financial
Services Agency under the Law Concerning Investment Trusts and Investment
Companies (the Law No.198, 1951) (hereinafter referred to as the “Investment
Trusts Law”). In addition, if the Trust amends the Amended and Restated
Agreement and Declaration of Trust or in certain other prescribed cases, it must file in advance the contents of such changes and the reasons therefor, etc with the
Commissioner of Financial Services Agency. Further, the Trustees must prepare the the Mandatory Management Report and Full Management Report on the
prescribed matters concerning the assets of the Fund under the Investment Trusts
Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.
b.	Disclosure to Japanese Shareholders:
In the case where the Amended and Restated Agreement and Declaration of Trust is
to be amended and the amendment is significant or in certain other prescribed cases, the Trust shall provide in advance a written notice of such amendment and reasons therefor, etc. to all Japanese Shareholders known to the Distributor in Japan. The
Japanese Shareholders will be notified of the material facts, including notices from the Management Company, through the Distributor or the Sales Handling
Companies.
The Japanese Shareholders will be notified of the material facts and of notices from the Trustees, through the Sales Handling Companies.
The above-described Mandatory Management Report on the Fund will be sent to the Shareholders known in Japan . The Full Management Report (including

Annual Financial Report) in the electronic form will be available on the website of the Agent Company

(6)	Outline of the Supervisory Authority:
The Fund is subject to supervision by the SEC and the securities authorities of the various U.S. states.
	(a)	The SEC
	(i)	Acceptance of Registration Applications
(Sections 7 and 8 of the 1940 Act)
An investment company must register with the SEC by filing a notification of registration in such form as the SEC shall prescribe. An investment company is deemed to have been registered when it has filed such registration notification with the SEC. After filing the prescribed notification, an investment company must file a registration statement with the SEC.
	(ii)	Suspension or revocation of registration as a registered investment company
(Section 8 of the 1940 Act)
An investment company may have its registration suspended or revoked by order of the SEC if it fails to submit a registration statement or report or if either is materially incomplete or misleading.
	(iii)	Supervision of changes in trustees and officers
(Section 9(b) of the 1940 Act)
The SEC can prohibit trustees and officers from serving as such in the event they are found to have willfully violated certain U.S. federal securities laws.
	(iv)	Examination of registration statement
(Sections 5, 8 and 10 of the 1933 Act)
In order to sell Shares to the public, the Fund must file a registration statement with the SEC and such statement must have become effective. The registration statement is prepared in accordance with Form N-1A and must include the information required by Form N-1A and, more generally, the 1933 Act and rules thereunder.
The SEC will examine the registration statement and, if it does not comply with the requirements of Form N-1A, may order its modification or deny its effectiveness.

Parts A and B of the Form N-1A registration statement consist of the investment company's prospectus and statement of additional information, respectively.
(v)	Supervision of the business
(Section 12 of the 1940 Act)
The SEC regulates the function and activities of investment companies, including such matters as the purchase of securities on margin, short sales of securities, underwriting commitments, acquisition of securities issued by other investment companies, organization of face amount certificate companies, acquisition of voting stock of insurance companies and other matters.
(vi)	Acceptance of Periodic reports
(Section 30 of the 1940 Act)
The SEC requires all investment companies to submit annual and other reports. The
SEC regulates the content of these reports, thereby exercising its supervisory authority.
(b)	State Securities Supervisory Authorities
(i)	Provisions concerning licenses
Most states require brokers, dealers, securities salespersons, and certain investment advisors either to acquire licenses from the state or, at least, to be registered with a state agency.
(ii)	Provisions concerning registration of securities
Each of the 50 states requires notification of the availability of shares upon registration of a fund's shares with the SEC prior to any lawful sale or offer to sell.
(iii)	Provisions concerning prevention of fraud
In general, the Blue Sky Laws provide various sanctions for fraudulent acts in connection with the sale of securities, such as prosecution resulting in a fine and/or imprisonment, injunction, an order requiring payment of the deposit, temporary suspension or revocation of license or registration, and civil liability for damages.

2.		INVESTMENT POLICY
(1)		Investment Objective
INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs an indexing investment approach designed to track the performance of the CRSP US Small Cap Index (the “Index”), a broadly diversified index of stocks of small U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.
Characteristics of Index Funds
Index funds typically have the following characteristics:
	-	Variety of Investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.
	-	Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
	-	Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs, and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.
Security Selection
The Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Fund uses the replication method of indexing, meaning that the Fund generally holds the same stocks as its target index, and in approximately the same proportions.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor’s 500 Index (“S&P 500 Index”), a widely used barometer of U.S.
market activity. (Total returns consist of dividend income plus change in market price.)
Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

	U.S. Stock Market Returns (1926-2015)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	-43.1%	-12.4%	-1.4%	3.1%
Average	11.9%	10.0%	10.4%	11.1%

All market indexes referenced in this document are the exclusive property of their respective owners.
The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1926 through
2015. Investors can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 10%, average annual returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999).
These average annual returns reflect past performance of common stocks; investors should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.
Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small-cap stocks (such as those held by the Fund) have been more volatile than—and at times have performed quite differently from—the large cap stocks of the S&P 500 Index.
Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.
Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset weighted median market capitalization of the Fund’s stock holdings as of December 31, 2015, was:

Vanguard Fund	Asset Weighted Median
Market Capitalization

Small-Cap Index Fund	$3.0 billion

The Fund is also subject to investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. Small companies tend to have greater stock volatility because, among other things, these companies are more sensitive to changing economic conditions.

TURNOVER RATE
Although the Fund generally seeks to invest for the long term, the Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap stock index funds (although still relatively low, compared with actively managed stock funds)
because the indexes they track are more likely to change as a result of companies merging, growing, or failing. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio. The average turnover rate for U.S. stock funds was approximately 65% as reported by Morningstar, Inc., on December 31, 2015.

OTHER INVESTMENT POLICIES AND RISKS

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.
The Fund may invest in non-U.S. securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in non-U.S.
securities.
To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including stock futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.
The Fund will not use derivatives for speculation or for the purpose of leveraging
(magnifying) investment returns.

CASH MANAGEMENT
The Fund’s daily cash balance may be invested in one or more Vanguard CMT
Funds, which are very low-cost money market funds. When investing in a Vanguard CMT
Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a
Vanguard CMT Fund.

TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

FREQUENT TRADING OR MARKET TIMING
Background
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding non-U.S. securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage.
Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs.
In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading.
The Vanguard funds (other than money market funds and short-term bond funds, but including the Vanguard Short-Term Inflation-Protected Securities Index Fund) do not
knowingly accommodate frequent trading. The board of trustees of each Vanguard fund
(other than money market funds and short-term bond funds but including the Vanguard
Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® * Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Each Vanguard fund (other than money market funds and short-term bond funds but including the Vanguard Short-Term Inflation-Protected Securities Index Fund)
generally prohibits, except for certain cases, an investor’s purchases or exchanges into a fund account for 30 calendar days (60 calendar days for participants in employer-sponsored defined contribution plans recordkept directly be Vanguard) after the investor has redeemed or exchanged out of that fund account.
• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
Each Vanguard fund (other than money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in “Part II 3.(1) Valuation of
Assets”. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

*U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;.8,090,646; and 8,417,623

(2)	Objects of Investment
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.
Some of the investment strategies and policies described on the following pages and in the preceding section set forth percentage limitations on the Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.
The following investment strategies, risks and policies supplement the Fund’s
Investment strategies, risks and policies set forth above. With respect to the different investments discussed as follows, the Fund may acquire such investments to the extent consistent with its investment strategies and policies.

Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff, or any other regulatory authority, with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales
“against-the-box”); buying and selling certain derivatives (such as futures contracts);
selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and participating in other similar trading practices. (Additional discussion about a number of these transactions can be found in the Statement of Additional Information available in English upon request). A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position, segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis)
in value to the fund’s potential economic exposure under the borrowing transaction, or otherwise “covers” the transaction in accordance with applicable SEC guidance
(collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or to fulfill other obligations.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock, but are usually subordinated to senior debt obligations of the issuer.
The market value of a convertible security is a function of its “investment value”
and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible debt security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated, and they are generally subject to a high degree of credit risk.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertible securities may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to the redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a fund is subject to such redemption option and is called for redemption, the fund must allow the issuer to redeem the security, convert into the underlying common stock, or sell the security to a third party.

Depositary Receipts. Depositary receipts (also sold as participatory notes) are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs)
and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S.
financial institution and the underlying securities are issued by a non-U.S. issuer. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. Dollars, and designed for use in the U.S.
securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and they are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.
A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of nonobjection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. Dollars or other currency, the disposition of noncash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipt facilities are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of non-U.S. issuers.

Derivatives. A derivative is a financial instrument which has a value based on—or
“derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and certain other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on
U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market
(OTC Derivatives) or may be cleared through a clearinghouse (Cleared Derivatives) and traded on an exchange or swap execution facility. As a result of the Dodd-Frank Wall Street
Reform and Consumer Protection Act (the “Dodd-Frank Act”), certain swap agreements, such as certain standardized credit default and interest rate swap agreements, must be cleared through a clearinghouse and traded on an exchange or swap execution facility. This could result in an increase in the overall costs of such transactions. While the intent of derivatives regulatory reform is to mitigate risks associated with derivatives markets, the new regulation could, among other things, increase liquidity and decrease pricing for more standardized products while decreasing liquidity and increasing pricing for less standardized products. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities or assets on which the derivatives are based.
Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments.
There is no assurance that any derivatives strategy used by a fund’s advisor will succeed.
The other parties to the funds’ OTC Derivatives contracts (usually referred to as
“counterparties”) will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the Internal Revenue Code of 1986 (the “Code”), although such OTC Derivatives may qualify as securities or investments under such laws. The funds’ advisors, however, will monitor and adjust, as appropriate, the funds’ credit risk exposure to OTC Derivatives counterparties.
Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditons.
When the fund enters into a Cleared Derivative, an initial margin deposit with a
Futures Commission Merchant (FCM) is required. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a Cleared Derivative over a fixed period. If the value of the fund’s Cleared Derivatives declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s Cleared Derivatives increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis.
For OTC Derivatives, the fund is subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract.
Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.
Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with certain OTC Derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.
Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security”, as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”
Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives(in particular OTC Derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

An investment in an ETF generally presents the same principal risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specific percentage) Trading of an ETF’s shares may also be halted if the shares are delisted from the exchange without first being listed on another exchange, or if the listing exchange’s officials determine that such action is appropriate in the interest of a fair and orderly market for the protection of investors. .
Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment
Companies.”
Vanguard ETF® Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund’s investment in Vanguard ETF
Shares are also generally subject to the descriptions, limitations, and risks described under the heading of “Other Investment Companies,” except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions

Non-U.S. Securities. Typically, non-U.S. securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as non-U.S. corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be
non-U.S. securities if the company’s principal operations are conducted from the United

States or when the company’s equity securities trade principally on a U.S. stock exchange.
Non-U.S. securities may trade in U.S. or non-U.S. securities markets. A fund may make
non-U.S. investments either directly by purchasing non-U.S. securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for non-U.S. securities. Direct investments in non-U.S. securities may be made either on non-U.S. securities exchanges or in the over-the-counter (OTC) markets.
Investing in non-U.S. securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.
Because non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S.
issuers, there may be less publicly available information about certain non-U.S. issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many non-U.S.
countries. As a result, there are multiple risks that could result in a loss to the fund, including, but not limited to, the risk that the Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction. Securities of non-U.S. issuers are generally more volatile and less liquid than securities of comparable U.S. issuers and
non-U.S. investments may be effected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. The risk that securities traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also heightened. In addition, with respect to certain non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, economic or other sanctions imposed on the United States by a foreign country, or imposed on a foreign country or issuer by the United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security.
Although an advisor will endeavor to achieve the most favorable execution costs for the
Fund’s portfolio transactions in non-U.S. securities under the circumstances, commissions

(and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a Fund that invests primarily in
non-U.S. securities will be somewhat greater than the expenses for the Fund that invests primarily in U.S. securities. Additionally, bankruptcy laws vary by jurisdiction and cash deposits may be subject to a custodian’s creditors. Certain non-U.S. governments levy withholding or other taxes against dividend and interest income from capital gains on the sale of or transactions in non-U.S. securities. Although in some countries a portion of these taxes is recoverable by the Fund, the nonrecovered portion of non-U.S. withholding taxes will reduce the income received from such securities making up the Fund.
The value of the non-U.S. securities held by the fund that are not U.S.
dollar-denominated may be significantly affected by changes in currency exchange rates.
The U.S. dollar value of a non-U.S. security generally decreases when the value of the U.S.
dollar rises against the non-U.S. currency in which the security is denominated and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Non-U.S. Securities — Non-U.S. Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell non-U.S. securities, as well as by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

Non-U.S. Securities – Non-U.S. Currency Transactions. The value in U.S.
Dollars of a fund’s non-dollar-denominated non-U.S. securities may be affected favorably or unfavorably by changes in non-U.S. currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in non-U.S. currency transactions in connection with its investments in non-U.S.
securities. A fund will enter into non-U.S. currency transactions only to attempt to “hedge”
the currency risk associated with investing in non-U.S. securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

ate prevailing in Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the r the currency exchange market, or through forward contracts to purchase or sell non-U.S. currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.
Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a
“senior security” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”
By entering into a forward contract for the purchase or sale of non-U.S. currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such
non-U.S. currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular non-U.S. currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of non-U.S. currency approximating the value of some or all of its portfolio securities denominated in such non-U.S. currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the
U.S. dollar may suffer a substantial decline against a non-U.S. currency, a fund may enter into a forward contract to buy that non-U.S. currency for a fixed dollar amount.
A fund may also attempt to hedge its non-U.S. currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one non-U.S. currency will enter into a forward currency contract to buy or sell a different non-U.S. currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or to take advantage of more liquid or more efficient market for the tracking currency. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain non-U.S. currencies.
A fund may hold a portion of its assets in bank deposits denominated in non-U.S.
currencies, so as to facilitate investment in non-U.S. securities as well as protect against currency fluctuations and the need to convert such assets into U.S. Dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. Dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in non-U.S. currency exchange rates and exchange control regulations.
The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of non-U.S. currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because forward currency contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract.
Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, non-U.S.
currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement or market price for the relevant commodity on the last trading day of the contract and the price for the relevant commodity agreed upon at the outset of the contract. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.
The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. If the value of the fund’s position declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s position increases, the FCM will be required to make additional
“variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis.
A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security”, as that term is defined in Section 18(g) of the 1940 Act, and therefore, such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction in accordance with certain requirements described under the heading “Borrowing.”
An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike price”) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.
A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security”, as the term is defined in Section
18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction in accordance with the requirements described under the heading
“Borrowing”.
The Fund intends to comply with the Rule 4.5 under the Commodity Exchange Act
(CEA), under which a mutual fund may be excluded from the definition of the term
Commodity Pool Operator (CPO) if the fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (e.g., futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, Vanguard is not subject to the registration or regulation as a CPO with respect to the Fund under the CEA. The Fund will only enter into futures contracts and futures options that are traded on a U.S. or non-U.S.
exchange, board of trade, or similar entity, or that are quoted on an automated quotation system.

Futures Contracts and Options on Futures Contracts – Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.
The Fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. U.S. Treasury futures are generally not subject to such daily limits.
The Fund bears the risk that its advisor will incorrectly predict future market trends.
If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment.
This could cause substantial losses for the Fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.
The Fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In that event, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Interfund Borrowing and Lending. The SEC has granted an exemption permitting the registered open-end Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no fund may lend money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan; and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the
Vanguard funds are responsible for overseeing the interfund lending program. Any delay in prepayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investing for Control. Each Vanguard fund invests in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, a
Vanguard fund does not seek to acquire, individually or collectively with any other
Vanguard fund, enough of a company’s outstanding voting stock to have control over management decisions. A Vanguard fund does not invest for the purpose of controlling a company’s management.

Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option).
The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
The buyer (or holder) of an option is said to be “long” the option, while the seller
(or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price, which is the predetermined price at which the option may be exercised. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices.
If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security” as that term is defined in Section
18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”
If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.
A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors.
Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

OTC Swap Agreements. An over-the-counter (OTC) swap agreement, which is a type of derivative, is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount
(notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.
Examples of OTC swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, non-U.S. currency swaps, index swaps, excess return swaps, and total return swaps. Most OTC swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under an OTC swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. OTC swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.
An OTC option on an OTC swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
The use of OTC swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. OTC swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of an OTC swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.
OTC swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If an OTC swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, OTC swap transactions may be subject to a fund’s limitation on investments in illiquid securities.
OTC swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive or inexpensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the OTC swap agreement.
Because certain OTC swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain OTC swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance, by a fund, of a
“senior security” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”
Like most other investments, OTC swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing OTC swap positions for the fund. If the advisor attempts to use an OTC swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the OTC swap will have or will develop imperfect or no correlation with the portfolio investment.
This could cause substantial losses for the fund. Although hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.
Many OTC swaps are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
The use of an OTC swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.
The market for OTC swaps and swaptions is a relatively new market. It is possible that developments in the swaps market could adversely affect a fund, including its ability to terminate existing OTC swap agreements or to realize amounts to be received under such agreements. As previously noted, under the Dodd-Frank Act, certain swaps that may be used by a fund may be cleared through a clearinghouse and traded on an exchange or swap execution facility.

Non-U.S. Securities – Non-U.S. Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through non-U.S. government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in non-U.S. securities. Investing through such vehicles may involve layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under section 12(d)(1) of the
1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company.
The 1940 Act and related rules provide certain exemptions from these restrictions, for example, funds that invest in other funds within the same group of investment companies. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear the similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired fund Fees and Expenses. The Acquired fund Fees and

Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund, but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed- end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock.
“Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, preferred stock may be subject to more abrupt or erratic price movements than common stock or debt securities due to the fact that preferred stock may trade less frequently and in more limited volume.
Real Estate Investment Trusts (REITs). An equity REIT owns real estate properties directly and generates income from rental and lease payments. Equity REITs also have the potential to generate capital gains as properties are sold at a profit. A mortgage
REIT makes construction, development, and long-term mortgage loans to commercial real estate developers and earns interest income on these loans. A hybrid REIT holds both properties and mortgages. To avoid taxation at the corporate level, REITs must distribute most of their earnings to shareholders.
Investments in REITs are subject to many of the same risks as direct investments in real estate. In general, real estate values can be affected by a variety of factors, including, but not limited to, supply and demand for properties, general or local economic conditions, and the strength of specific industries that rent properties. Ultimately, a REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. The value of a REIT may also be affected by changes in interest rates. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT.
REITs are also subject to heavy cash-flow dependency, default by borrowers, and changes in tax and regulatory requirements. In addition, a REIT may fail to qualify for tax-exempt status under the IRC and/or fail to maintain exemption from the 1940 Act.
Repurchase Agreements. A repurchase agreement is an agreement under which the Fund acquires a debt security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a bank, a broker, or a dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor the Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating the Fund. The aggregate amount of any such agreements is not limited, except to the extent required by the law.
The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the value at which they are being carried on the Fund's books. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) OTC options contracts and certain other derivatives
(including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) certain loan interests and other direct debit instruments; (5) certain municipal lease obligations; (6) private equity investments; (7) commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “1933 Act”); and (7)
securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund’s board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or that are exempt from registration under the 1933 Act, such as commercial paper. Although the Fund’s advisor monitors the liquidity of restricted securities, the Fund's board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. In addition to the risk of such a loss, fees charged to the fund may exceed the return the fund earns from investing the proceeds received from the reverse repurchase agreement ransaction. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a “senior security” as that term is defined in Section
18(g) of the 1940 Act, and therefore, such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”
A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a fund’s use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund’s right to repurchase the securities. If a fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.

Securities Lending. The Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the Fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for non-U.S. securities. If a fund is not able to recover the securities lent, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Currently, Vanguard funds that lend securities invest the cash collateral received in one or more Vanguard CMT Funds, which are very low-cost money market funds.
The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities the
Fund may lend to 33 1/3% of the Fund's total assets, and require that (1) the borrower pledge and maintain with a fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the United States government having at all times not less than 100% of the value of the securities lent, (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks-to-market" on a daily basis), (3) the loan be made subject to termination by the Fund at any time, and (4)the
Fund receives reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the
New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The investment advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, however if a fund has knowledge that a material event will occur affecting securities on loan, and in respect to which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund’s ability to vote on such a matter.
Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.

Tax Matters—U.S. Federal Tax Treatment of Derivatives, Hedging, and Related
Transactions. A fund’s transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the fund’s hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security”, as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

(3) Structure of the Management
(i) Structure of the Investment Management
Vanguard serves as investment advisor to the Fund through its Equity Index Group
(“EIG”). As of April 30, 2016, Vanguard served as advisor for approximately $2.7 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.
The manager primarily responsible for the day-to-day management of the Fund is listed in section (3)(iii).
(ii) Decision-Making Process of the Investment Management Policy
The Fund has an investment objective as well as principal investment strategies and policies that it uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon
60 days’ notice to shareholders.
The Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Fund uses the replication method of indexing, meaning that the Fund generally holds the same stocks as its target index, and in approximately the same proportions.
(iii) Duties and Powers
As stated above, Vanguard, through EIG, serves as investment advisor to the Fund.
The managers primarily responsible for the day-to-day management of the Fund are:
Gerard C. O’Reilly, Principal of Vanguard. He has co-managed the Fund since
2016.
William Coleman, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

As stated above, the Fund’s officers and board of trustees oversee the Fund’s management.

(4)	Distribution Policy:
The Fund distributes to Shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long term capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in
March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make supplemental distributions at some other time during the year.
Investors in Japan will receive distributions of income or capital gains in cash.
The above sentence does not guarantee the future payment of dividends nor their amounts.

(5)	Investment Limitations:
The Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the
Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy; or (2) more than 50% of the Fund’s net assets.
(1) Borrowing. The Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
(2) Commodities. The Fund may invest in commodities only as permitted by the 1940
Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
(3) Diversification. With respect to 75% of its total assets, the Fund may not: (1)
purchase more than 10% of the outstanding voting securities of any one issuer; or (2)
purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the United States Government or its agencies or instrumentalities.
(4) Industry Concentration. The Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except as may be necessary to approximate the composition of its target index.
(5) Investment Objective. The investment objective of the Fund may not be materially changed without a shareholder vote.
(6) Loans. The Fund may make loans to another person only as permitted by the 1940
Act or other governing statute, by the Rule thereunder, or by the SEC or other regulatory agency with authority over the Fund.
(7) Real Estate. The Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the
Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate, or (2) backed or secured real estate or interests in real estate.
(8) Senior Securities. The Fund may not issue senior securities, except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
(9) Underwriting. The Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.
Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940
Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details see “Objects of
Investment.”
None of these policies prevents the Fund from having an ownership interest in
Vanguard. As a part of owner of Vanguard, the Fund may own securities issued by

Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements.
Sale of Investor Shares of the Fund in Japan. In connection with the offering of its
Investor Shares in Japan, the Fund has undertaken to the Japanese Securities Dealers
Association that it may not:
	(1)	Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of the Fund’s net assets;
	(2)	Together with other mutual funds managed by Vanguard, acquire more than 50%
of the outstanding voting securities of any issuer;
	(3)	Invest more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the board of trustees); and
	(4)	Sell securities short at any time in excess of its net asset value.
If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as (i) shares of the Fund are qualified for offer or sale in Japan and (ii) the undertaking is required by the “Standards of Selection of Foreign Investment
Fund Securities” established under the Rules of Foreign Securities Transactions by the
Japanese Securities Dealers Association.

3.		INVESTMENT RISKS
(1)		Principal Risks
An investment in the Fund could lose money over short or even long periods.
Investors should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:
	-	Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
The Fund’s target index tracks a subset of the U.S. stock market, which could cause the
Fund to perform differently from the overall stock market. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
-	Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently. Small companies tend to have greater stock volatility because, among other things, these companies are more sensitive to changing economic conditions.

Refer to Part II, 2. (2), Objects of Investment for further information on principal risks.

U.S. Federal Tax Treatment of Futures Contracts. For U.S. federal income tax purposes, the Fund generally must recognize, as of the end of each taxable year, its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40%
short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the Fund.
The Fund will distribute to Shareholders annually any net capital gains that have been recognized for U.S. federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and Shareholders will be advised on the nature of the distributions.

U.S. Federal Tax Treatment of Non-U.S. Currency Transactions.

Special rules generally govern the U.S. federal income tax treatment of a fund’s transactions in the following: non-U.S. currencies; non-U.S. currency-denominated debt obligations; and certain non-U.S. currency options, futures contracts, , and similar instruments. Accordingly, if a fund engages in these types of transactions, it may have ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income could accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any ordinary loss so created will generally reduce ordinary income distributions and, in some cases, could require the recharacterization of prior ordinary income distributions. Net ordinary losses cannot be carried forward by the fund to offset income or gains realized in subsequent taxable years.

Any gain or loss attributable to the non-U.S. currency component of a transaction engaged in by a fund that is not subject to these special currency rules (such as foreign equity investments other than certain preferred stocks) will generally be treated as a capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

y.
To the extent the Fund engages in non-U.S. currency hedging, the Fund may elect or be required to apply other rules that could affect the character and timing of the fund’s gains and losses.

U.S. Federal Tax Treatment for Non-U.S. Investors. U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment made by
non-U.S. investors in Vanguard funds.

(2)	Management Structure for the Risks
The Fund’s Investment Manager, Vanguard, regularly reviews the Fund’s investments and operations to determine that the Fund remains in compliance with all applicable regulatory requirements.

The Fund uses derivative transactions, etc. for hedging purposes and/or non-hedging purposes as set forth herein. As for the said derivatives, the Fund implements the risk management methods based on compliance with the EU Directive concerning
UCITS applicable to the Fund.

(3)	Reference Information on the Risk

[Graphs etc. required under the laws of Japan will be inserted here (English translation is to be omitted).]

4.	FEES AND TAX
(1)	Sales Charge
(a) Sales charge in overseas markets:
No sales charge will be charged in overseas markets.
(b) Sales charge in Japan:
No sales charge will be charged in Japan.
(2)	Repurchase Charge
(a) Repurchase charge in overseas markets:
No repurchase charge will be charged in overseas markets.
(b) Repurchase charge in Japan:
No repurchase charge will be charged in Japan.
(3)	Management Fee, etc.:
Trustee Fees
The same individuals serve as trustees of all U.S. registered Vanguard funds, and each fund pays a proportionate share of the trustees’ compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.
Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways.

* The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
* The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
* Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible trustee’s separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution.
Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.
“Interested” Trustee. Mr. McNabb serves as trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.
Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Vanguard Index Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD INDEX FUNDS TRUSTEES’ COMPENSATION TABLE

Name of	Aggregate	Pension or	Accrued Annual	Total
Trustee	Compensation	Retirement	Retirement	Compensation
	from the Funds	Benefits Accrued	Benefit at	from All
	(1)	as Part of the	January 1,	Vanguard Funds
		Funds’ Expenses	2016(2)	Paid to Trustees
		(1)		(3)
F. William	N/A	N/A	N/A	N/A
McNabb III

Emerson U.		N/A	N/A
Fullwood	$58,932			$230,000

Rajiv L. Gupta	$58,932	N/A	N/A	$223,500

Amy Gutmann	$58,932	N/A	N/A	$230,000

JoAnn Heffernan				$230,000
Heisen	$58,932	$1,102	$6,985

F. Joseph	$58,932	N/A	N/A	$230,000
Loughrey

MarkLoughridge	$65,868	N/A	N/A	$260,000

Scott C. Malpass	$58,932	N/A	N/A	$223,500

André F. Perold	$ 58,932	N/A	N/A	$230,000

Alfred M.
Rankin, Jr.(4)	$ 5,445	$167

Peter Volanakis	58,932	N/A	N/A	$230,000

(1) The amounts shown in this column are based on the Trust’s fiscal year ended December 31,
2015. Each Fund within the Trust is responsible for a proportionate share of these amounts
(2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as trustee of [194] Vanguard funds for the 2015 calendar year

(4) Mr. Rankin retired from the Fund’s board of trustees effective December 31, 2014.

Management Expenses
The Fund’s total annual operating expenses for Investor Shares as of December 31,2015, were 0.20% of net assets.
At December 31,2015, the Fund had contributed 0.01% of its net assets to Vanguard for office space, facilities, and equipment to allow Vanguard to supply the Fund with investment advisory, corporate management, administrative, marketing and distribution services.
The Fund incurred $ 3,698,000 as the consideration for in investment advisory services, to the Investment Advisor expenses for the period ended on December 31, 2015.

(4)		Other Expenses
Account Administration Fee
In Japan, an Account Administration Fee at the rate of 0.648% (0.60 excluding tax)
multiplied by the Shareholder's average account balance shall be assessed upon each
Shareholder quarterly in arrears. For Shareholder accounts which are redeemed partially or in full prior to the end of each quarter, the Account Administration Fee shall be charged in proportion to the period in which the Shareholder holds the Shares and assessed at the time of redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.
The Account Administration Fee shall be calculated and collected from each
Shareholder in the following manner.
	1.	At the end of each calendar quarter, the Shareholder's average daily account balance will be calculated in respect of the Fund. This initial calculation is in Yen.
	2.	A fee of one quarter of the 0.648% (0.60% excluding tax)annual fee will be calculated based on the average account balance so calculated. (Note that in the case of Shareholder accounts which are partially or fully redeemed prior to the end of each calendar quarter, the fee shall be charged in proportion to the period in which such shareholder holds the shares and assessed at the time of each redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.)
		3.	Please confirm with the Agent Company or the Distributor as to the method of collecting the Account Administration Fee.

(5)	Tax Treatment of Shareholders in Japan (copied from Wellesley Income SRS.)
As of the date hereof, tax Treatment of Shareholder in Japan will be as follows:
I	Funds classified under Japanese tax law as publicly offered, foreign, public and corporate bond investment trusts

	(1)		Units may be handled in a specified account of a financial instruments business firm which handles a specified account.

	(2)		Where received payment via a person in charge of handling payment in Japan, distributions to be made by funds will be treated as ordinary distributions made by publicly offered, domestic public and corporate bond investment trusts.

	(3)		Where received payment via a person in charge of handling payment in Japan, distributions of funds to be paid to Japanese individual unitholders are subject to withholding of income tax in Japan at 20.315% (15.315% income tax and 5%
residential tax) (20% (15% income tax and 5% residential tax) on and after 1 January,
2038).

Japanese individual unitholders, in principle, will file a tax declaration because self-assessed separate taxation treatment is applied, however, no additional tax will be levied in addition to withholding tax where non tax declaration treatment is selected.

Where non tax declaration treatment is not selected, distributions may be set off against transfer losses (including carried over losses) from certain Listed Shares, etc. (meaning the Listed Shares, etc. prescribed in the Act on Special Measures concerning Taxation.
The same shall apply hereinafter.)

	(4)		As for distributions (including profits, in terms of the fund's denominated currency, between the repurchase amount and the amount equal to the capital of the fund) to be made by the fund to Japanese corporate unitholders, where received payment via a person in charge of handling payment in Japan, are subject to withholding tax at
15.315% in Japan (income tax only) (excluding certain public corporations, etc.
(meaning Domestic Corporation listed in Appended Table 1 of Income Tax Act. The same shall apply hereinafter.) and financial institutions, etc.), in certain cases, a report concerning payments will be filed with the chief of the tax office (the taxation rate will be 15% on and after 1 January, 2038).

	(5)	Where Japanese individual unitholders transfer their units by requesting repurchase or other method (including the case of switching from one class to another class),the transfer profits are subject to tax concerning transfer profits from the listed shares, etc., and the transfer profits or losses of units, which is the amount (in yen) of the transfer price of the units minus the unitholder's acquisition cost (in yen) (hereinafter the same), will be subject to withholding of income tax in Japan at 20.315% (15.315% income tax and 5% residential tax) (20% (15% income tax and 5% residential tax) on and after 1
January, 2038). Transfer profits or losses of units may be treated in self-assessed separate taxation treatment and the same taxation rate as the withholding taxation rate will apply. Where non tax declaration treatment is selected, no additional tax is levied in addition to withholding tax.

Transfer profits or losses may be set off against transfer profits or losses from certain other listed shares, etc. and distribution income, etc. from certain listed shares, etc.
Where tax return is carried out, certain transfer losses may be carried over for three years from the following year.

	(6)	Where individual unitholders receive repurchase of the fund, as it is deemed to be a transfer concerning the repurchase of the fund, the same tax treatment as (5) will apply.

	(7)	A report of payments, in certain cases, will be filed with the chief of the tax office with respect to distributions and to transfer and repurchase payments to Japanese individual unitholders.

Note: Unitholders in Japan, whether corporations or individuals, who do not have or have not formerly had their residences, their registered office or permanent entity in the State of Delaware, U.S.A., are not subject to any tax to be imposed by the State of Delaware, U.S.A. tax authority in connection with their investment in Units.

II	Funds classified under Japanese tax law as publicly offered, foreign share investment trusts

	(1)	Units may be handled in a specified account of a financial instruments business firm which handles a specified account.

	(2)	Where received payment via a person in charge of handling payment in Japan, distributions to be made by funds will be treated as ordinary distributions made by publicly offered, domestic, share investment trusts.

	(3)	Where received payment via a person in charge of handling payment in Japan, distributions of funds to be paid to Japanese individual unitholders are subject to withholding tax at 20.315% (15.315% income tax and 5% residential tax) (20% (15%
income tax and 5% residential tax) on and after January 1, 2038).

Although Japanese individual unitholders may file a tax declaration by selecting either consolidated tax treatment or self-assessed separate taxation treatment, no additional tax will be levied in addition to withholding tax when non tax declaration treatment is selected.

When self-assessed separate taxation treatment is selected, distributions may be set off against transfer losses from (including carried over losses) certain Listed Shares etc.

(4)	Distributions (including profits between the redemption amount and the amount equal to the capital of the fund on a certain reference currency basis) to be made by the fund to Japanese corporate unitholders, where received payment via a person in charge of handling payment in Japan, are subject to withholding tax at 15.315% in Japan (income tax only) (excluding certain public corporations, etc.). In certain cases, a report concerning payments will be filed with the chief of the tax office (15% on and after
January 1, 2038). The provisions of Japanese tax laws allowing to make certain deductions from taxable income do not apply.

(5)	Distributions of net investment returns such as interest, etc. and distributions of short-term net realized capital gains will be, in principle, subject to withholding of U.S.
federal income tax currently at the rate of 10% and the amount obtained after such deduction will be paid in Japan. Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan.
The Japanese withholding tax imposed on distributions as referred to in (3) and (4)
above will be collected by way of the so-called “balance collection method,” so that only the amount equivalent to 10% of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan.

(6)	When Japanese individual unitholders transfer their units by requesting repurchase or other method (including where the units have been converted to units of other class), the transfer profits are subject to tax concerning transfer profits from the Listed Shares etc., and the transfer profits or losses of units will be subject to, in withholding tax selected account, withholding tax at 20.315% (15.315% income tax and 5% residential tax) (20% (15% income tax and 5% residential tax) on and after January 1, 2038).
Transfer profits or losses of units may be treated in separate taxation in which the same taxation rate as the withholding taxation rate will apply. When non tax declaration treatment is selected, no additional tax is levied in addition to withholding tax.

Transfer profits or losses may be set off against transfer profits or losses from certain other listed shares, etc. and distribution income, etc. from certain listed shares, etc.
When self-assessed separate taxation treatment is selected, losses may be carried over for three years from the following year.

(7)	When Japanese individual unitholders receive redemption of the fund, the same tax treatment as (6) will apply.

(8)	In certain cases, a report of payments will be filed with the chief of the tax office with respect to distributions and to transfer and repurchase payments to Japanese individual unitholders.

Note: Japanese unitholders, whether corporations or individuals, who do not have or have not formerly had their residences, their registered office or permanent entity in the State of Delaware,
U.S.A. are not subject to any tax to be imposed by the tax authority of the State of Delaware, U.S.A.
in connection with their investment in Units.

III	This Fund will be treated as a public, offered, foreign, share fund under the tax law.
However, there is a possibility that taxes described above may be treated differently in future as a result of judgments of tax authorities.

IV	The treatment of taxes as set out in I through III above may change as a result of changes in tax regimes, etc. Investors should consult their professional tax advisers etc. on details of tax treatment of unitholders.

5.	STATUS OF INVESTMENT FUND
(1)	Diversification of Investment Portfolio
VANGUARD SMALL-CAP INDEX FUND (Includes All Share Classes)
[See the attached worksheet.]

(2)	Investment Assets
	(A)	Names of Major Portfolio Equity Shares
[See the attached worksheet.]
	(B)	Investment Properties
Not Applicable.
	(C)	Other major Investment Assets
Not Applicable.

(3)	Results of Past Operations
	(A)	Record of Changes in Net Assets
[See the attached worksheet.]
[Graph of “Changes in Total NAV and NAV per Unit” is inserted as the reference information. Please refer to the PDF.]
	(B)	Record of Distributions Paid
[See the attached worksheet.]

(C)	Record of Changes in Annual Return
[See the attached worksheet.]
(Note) Annual Return (%) = 100 x (a – b) / b
	a =	Net Asset Value per share at the end of the fiscal year including total amount of distributions made during such fiscal year.
	b =	Net Asset Value per share after distribution at the end of the previous fiscal year.
(D)	Miscellaneous (Investor Shares)
(i)	Total Return
Total Return reflects the past performance and cannot be used to predict the future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely. An investor’s shares, when redeemed, could be worth more or less than their original cost. The annual average return includes the fluctuation of the price of the shares, distribution and capital gains.

				(as of the end of April 2016)
past 1 month	past 1 year	past 3 years	past 5 years	past 10 years	since the
					establishment*

1.72%	-4.03%	8.93%	8.39%	6.86%	10.51%
* The date of the establishment is October 3, 1960.

(ii) Annual performance
Year	Capital Return	Income Return	Total Return
2015	-5.07%	1.29%	-3.78%
2014	6.02%	1.35%	7.37%
2013	36.01%	1.61%	37.62%
2012	16.06%	1.99%	18.04%
2011	-3.94%	1.14%	-2.80%
2010	26.41%	1.31%	27.72%
2009	34.76%	1.36%	36.12%
2008	-37.38%	1.31%	-36.07%
2007	-0.12%	1.28%	1.16%
2006	14.38%	1.26%	15.64%
2005	6.30%	1.06%	7.36%
2004	18.72%	1.18%	19.90%
2003	44.32%	1.31%	45.63%
2002	-20.99%	0.97%	-20.02%
2001	1.95%	1.15%	3.10%
2000	-3.88%	1.21%	-2.67%
1999	21.79%	1.34%	23.13%
1998	-3.97%	1.36%	-2.61%
1997	23.18%	1.41%	24.59%
1996	16.63%	1.48%	18.12%
1995	27.19%	1.55%	28.74%
1994	-1.94%	1.43%	-0.51%
1993	17.38%	1.32%	18.70%
1992	16.69%	1.51%	18.20%
1991	43.04%	2.22%	45.26%
1990	-19.77%	1.64%	-18.13%
1989	9.43%	1.11%	10.54%
1988	24.04%	0.59%	24.63%
1987	-6.98%	0.00%	-6.98%
1986	0.19%	0.00%	0.19%
1985	21.47%	1.56%	23.03%
1984	-25.17%	0.00%	-25.17%
1983	18.17%	0.00%	18.17%
1982	43.48%	2.97%	46.45%
1981	-2.88%	0.00%	-2.88%

(iii) Monthly performance

	NAV		NAV		NAV		NAV
	in		in		in		in
	$ (%)		$ (%)		$ (%)		$ (%)
June, 1990	0.27	April, 1992	-3.04	February, 1994	-0.37	December, 1995	2.81
July, 1990	-4.27	May, 1992	1.18	March, 1994	-5.07	January, 1996	0.16
August, 1990	-12.91	June, 1992	-4.80	April, 1994	0.72	February, 1996	3.43
September, 1990	-8.85	July, 1992	3.58	May, 1994	-0.84	March, 1996	1.87
October, 1990	-5.96	August, 1992	-2.44	June, 1994	-3.26	April, 1996	5.59
November, 1990	7.84	September, 1992	1.69	July, 1994	1.75	May, 1996	3.93
December, 1990	4.54	October, 1992	3.17	August, 1994	5.50	June, 1996	-3.79
January, 1991	8.58	November, 1992	6.98	September, 1994	-0.31	July, 1996	-8.45
February, 1991	11.38	December, 1992	3.36	October, 1994	-0.38	August, 1996	5.94
March, 1991	6.91	January, 1993	3.77	November, 1994	-3.92	September, 1996	3.76
April, 1991	-0.44	February, 1993	-1.85	December, 1994	2.57	October, 1996	-1.45
May, 1991	4.36	March, 1993	3.07	January, 1995	-1.00	November, 1996	4.36
June, 1991	-5.45	April, 1993	-2.84	February, 1995	3.64	December, 1996	2.41
July, 1991	3.69	May, 1993	4.25	March, 1995	2.15	January, 1997	2.27
August, 1991	4.08	June, 1993	0.27	April, 1995	2.23	February, 1997	-2.46
September, 1991	0.42	July, 1993	0.93	May, 1995	1.87	March, 1997	-4.74
October, 1991	2.74	August, 1993	4.23	June, 1995	4.95	April, 1997	0.37
November, 1991	-4.94	September, 1993	2.85	July, 1995	5.82	May, 1997	11.08
December, 1991	8.05	October, 1993	2.59	August, 1995	2.15	June, 1997	5.24
January, 1992	7.96	November, 1993	-2.88	September, 1995	1.72	July, 1997	5.43
February, 1992	3.50	December, 1993	3.29	October, 1995	-4.34	August, 1997	2.24
March, 1992	-3.38	January, 1994	3.64	November, 1995	3.93	September, 1997	7.26

	NAV		NAV		NAV		NAV
	in		in		in		in
	$ (%)		$ (%)		$ (%)		$ (%)
October, 1997	-4.42	August, 1999	-3.79	June, 2001	4.19	April, 2003	9.36
November, 1997	-0.52	September,	-0.14	July, 2001	-5.31	May, 2003	9.54
		1999
December, 1997	1.66	October, 1999	0.37	August, 2001	-3.23	June, 2003	2.01
January, 1998	-1.60	November, 1999	5.98	September,	-13.47	July, 2003	5.36
				2001
February, 1998	7.49	December, 1999	11.46	October, 2001	5.79	August, 2003	4.83
March, 1998	4.15	January, 2000	-1.69	November, 200	17.75	September, 2003	-1.64
April, 1998	0.50	February, 2000	16.51	December, 2001	6.05	October, 2003	8.11
May, 1998	-5.36	March, 2000	-6.69	January, 2002	-1.06	November, 2003	3.77
June, 1998	-0.16	April, 2000	-5.96	February, 2002	-2.70	December, 2003	2.40
July, 1998	-7.98	May, 2000	-5.78	March, 2002	8.02	January, 2004	3.94
August, 1998	-19.29	June, 2000	9.29	April, 2002	0.92	February, 2004	1.36
September, 1998	7.53	July, 2000	-3.38	May, 2002	-4.33	March, 2004	1.18
October, 1998	4.21	August, 2000	7.60	June, 2002	-4.52	April, 2004	-4.77
November, 1998	5.31	September,	-2.98	July, 2002	-15.05	May, 2004	1.92
		2000
December, 1998	6.23	October, 2000	-4.34	August, 2002	-0.25	June, 2004	4.06
January, 1999	1.23	November, 2000	-10.27	September,	-7.20	July, 2004	-5.88
				2002
February, 1999	-8.11	December, 2000	8.61	October, 2002	3.21	August, 2004	-0.35

March, 1999	1.48	January, 2001	5.25	November, 2002	8.88	September, 2004	4.21
April, 1999	8.87	February, 2001	-6.60	December, 2002	-5.59	October, 2004	2.23
May, 1999	1.67	March, 2001	-4.87	January, 2003	-2.75	November, 2004	7.57
June, 1999	5.83	April, 2001	7.76	February, 2003	-3.02	December, 2004	3.62
July, 1999	-2.24	May, 2001	2.45	March, 2003	1.22

	NAV		NAV		NAV		NAV
	in		in		in		in
	$ (%)		$ (%)		$ (%)		$ (%)
January, 2005	-3.58	January, 2006	7.85	January, 2007	2.39	January, 2008	-6.23
February, 2005	2.09	February, 2006	-0.16	February, 2007	-0.12	February, 2008	-2.65
March, 2005	-2.26	March, 2006	4.18	March, 2007	1.22	March, 2008	-0.50
April, 2005	-4.61	April, 2006	0.03	April, 2007	2.67	April, 2008	5.48
May, 2005	6.17	May, 2006	-4.94	May, 2007	4.41	May, 2008	5.16
June, 2005	3.52	June, 2006	0.20	June, 2007	-1.60	June, 2008	-8.90
July, 2005	6.25	July, 2006	-3.31	July, 2007	-5.76	July, 2008	1.67
August, 2005	-1.67	August, 2006	2.27	August, 2007	-1.34	August, 2008	3.13
September, 2005	0.71	September, 2006	0.86	September, 2007	2.15	September, 2008	-9.41
October, 2005	-3.23	October, 2006	5.20	October, 2007	2.62	October, 2008	-21.56
November, 2005	4.61	November, 2006	3.10	November, 2007	-6.79	November, 2008	-11.45
December, 2005	-0.06	December, 2006	0.01	December, 2007	-0.72	December, 2008	5.58

	NAV		NAV		NAV		NAV
	in		in		in		in
	$ (%)		$ (%)		$ (%)		$ (%)
January, 2009	-10.25	January, 2010	-3.35	January, 2011	0.86	January, 2012	6.95
February, 2009	-11.96	February, 2010	4.97	February, 2011	5.34	February, 2012	3.19
March, 2009	-9.48	March, 2010	8.08	March, 2011	2.42	March, 2012	2.30
April, 2009	18.25	April, 2010	5.54	April, 2011	2.94	April, 2012	-0.93
May, 2009	3.74	May, 2010	-7.80	May, 2011		May, 2012	-6.78
					-2.03
June, 2009	1.16	June, 2010	-7.57			June, 2012	4.51
				June, 2011	-1.99
July, 2009	9.68	July, 2010	7.16			July, 2012	-0.82
				July, 2011	-3.72
August, 2009	4.46	August, 2010	-6.61			August, 2012	3.47
				August, 2011	-8.31
September, 2009	6.34	September, 2010	11.98			September, 2012	2.73
				September, 2011	-11.00
October, 2009	-6.64	October, 2010	4.08			October, 2012	-1.46
				October, 2011	15.26
November, 2009	3.33	November, 2010	3.07			November, 2012	1.16
				November, 2011	-0.41
December, 2009	7.88	December, 2010	7.72			December, 2012	3.07
				December, 2011	0.22

	NAV		NAV		NAV		NAV
	in		in		in		in
	$ (%)		$ (%)		$ (%)		$ (%)
January, 2013	6.35	January, 2014	-2.07	January, 2015	-2.17	January,	-7.66
						2016
February, 2013	1.33	February,	5.06	February,	5.82	February,	0.92
		2014		2015		2016
March, 2013	4.69	March, 2014	-0.31	March, 2015	1.18	March,	8.35
						2016
April, 2013	0.14	April, 2014	-2.33	April, 2015	-1.69	April,	1.72
						2015
May, 2013	3.61	May, 2014	1.17	May, 2015	2.00
June, 2013	-0.99	June, 2014	4.96	June, 2015	-0.87
July, 2013	6.66	July, 2014	-4.94	July, 2015	-0.29
August, 2013	-3.17	August, 2014	4.97	August, 2015	-5.85
		September,	-5.31	September,	-4.50
September, 2013	5.69	2014		2015
October, 2013	3. 27	October, 2014	4.48	October, 2015	5.68
November, 2013	2.71	November,	0.98	November,	1.81
		2014		2015
		December,	1.25	December,	-4.21
December, 2013	2.57	2014		2015

(iv) The contents of the portfolio (as of the end of April 2016)

Fund Asset Allocation
Cash 0.44%
Shares 99.56%

Characteristics of Shares

The number of the shares	1484
Median Market Capitalization	3.2 billion dollars
PER	30.3x
PBR	2.2x
ROE	11.4%
The rate of gain	9.8%
The fluctuation of sell and purchase (as of	10.7%
fiscal year end December 31, 2015)
Cash ratio	0.1%

(v) Risk analysis (as of the end of April 2016)

R Squared	1.00

Beta	1.00

Note 1	R Squared and Beta are calculated from trailing 36-month fund returns relative to the Spliced Small-Cap Index. The Spliced Small-Cap Index reflects performance of the Russell 2000 Index through May 16, 2003, performance of the MSCI US Small
Cap 1750 Index through January 30, 2013, and performance of the CRSP US
Small-Cap Index thereafter.

Note 2	“R Squared” is a measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by the fund’s target index benchmark and by an overall market index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-Squared would be 1.00. If the fund’s returns bore no relationship with the index’s returns, its R-Squared would be 0.

Note 3	“Beta” is a measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of the fund’s target index benchmark and an overall market index. Each index is assigned a Beta of 1.00. Compared with a given index, a fund with a Beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund’s beta should be reviewed in conjunction with its R-squared. The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable the beta is as an indicator of volatility.
(4)	Record of Sales and Repurchase
Record of sales and repurchase as of the end of each fiscal year and number of outstanding
Share of the Fund as of the end of each fiscal year are as follows.

[See the attached worksheet.]

II.	MANAGEMENT AND ADMINISTRATION
1.	PROCEDURES FOR SUBSCRIPTION (SALES)
	(a)	Procedures for Subscriptions in the United States
Investors buy Shares at the Fund's NAV determined as of their “Trade Date”. For all Vanguard funds, purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., U.S. Eastern time), receive a Trade Date of the same day, and purchase requests received after that time will receive a Trade Date of the first business day following the date of receipt.
	(b)	Procedures for Subscriptions in Japan
In Japan, Shares of the Fund are offered on any Fund Business Day (i.e., any day on which the New York Stock Exchange is open for trading) when sales handling companies are open for business in Japan (with the exception of a day in which the next business day is a national holiday in Japan) during the subscription period mentioned in “7. Period of Subscription, Part I Information Concerning Securities”
of the securities registration statement. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account (the
“Contract”) and receive from such investors an application for requesting the opening of a transactions account under the Contract. The minimum shares to open an account shall be five shares.
The issue price for Shares during the subscription period shall be, in principal, the
NAV per Share next calculated after the Fund has received such application. The
Trade Date in Japan is the day when the Sales Handling Company accepts the order.
The payment and delivery shall be made in Yen on the fourth business day from and including the Trade Date. No sales charge is added in Japan, provided, however, that an Account Administration Fee at an annual rate of 0.648% (0.60% excluding tax) multiplied by the Shareholder's average account balance shall be assessed upon each Shareholder quarterly in arrears. For Shareholder accounts which are redeemed partially or in full prior to the end of each quarter, the Account
Administration Fee shall be charged in proportion to the period in which such shareholder holds the shares and assessed at the time of each redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.
Shareholders will receive from the Sales Handling Company a certificate of safe keeping in exchange for the purchase price. In such case payment shall be made in
Yen in principal and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange
Market on the Trade Date and which shall be determined by the Sales Handling
Company. The payment by the investor to the Distributor may be made in U.S.
Dollars to the extent that the Sales Handling Companies can agree.
In addition, the Sales Handling Companies in Japan who are members of the JSDA cannot continue sales of the Shares in Japan when the net assets of the Fund are less than ¥100,000,000 or the Shares otherwise cease to comply with the “Standards of
Selection of Foreign Investment Fund Securities” established under the Rules of
Foreign Securities Transactions by the Japanese Securities Dealers Association.

2.	PROCEDURES FOR REPURCHASE OF SHARES
	(a)	Repurchase in the United States
Investors can request a redemption of Shares at any time from their Fund account in any one of three ways: online, by telephone, or by mail. Shares are redeemed at the
Fund's next-determined NAV after Vanguard receives the redemption request, including any special documentation required under the circumstances. As long as the request is received in good order before the close of regular trading on the New
York Stock Exchange (generally 4 p.m., U.S. Eastern time), shares are redeemed at that day’s NAV. This is known as the investor’s Trade Date. No charge is made by the Fund for redemptions. The proceeds of a redemption may be worth more or less than the Shareholder’s cost, depending on the market value of the securities held by the Fund.
	(b)	Repurchase in Japan
Shareholders in Japan may at any time request repurchase of their Shares.
Repurchase requests in Japan may be made to the Sales Handling Company on a
Fund Business Day that is also a business day of the Sales Handling Companies in

Japan (with the exception of a day in which the next business day is a national holiday in Japan). The Sales Handling Company shall send such requests to
Vanguard. One share is acceptable as the minimum redemption amount.
The price a Shareholder in Japan will receive is the NAV next calculated after the
Fund receives the repurchase request from the Sales Handling Company. The payment of the price shall be made in Yen through the Sales Handling Companies pursuant to the Contracts or, if the Sales Handling Companies agree, in U.S.
Dollars. The payment for repurchase proceeds shall be made on the fourth business day of the Sales Handling Companies in Japan from and including the Trade Date.
As to the Account Administration Fee, the Distributor shall have the right to redeem shares from the Fund in respect of which the Account Administration Fee is collected. Please refer to the Distributor for details of procedures of redemption of the shares.
(c) Suspension of Repurchase
The Fund may suspend redemption privileges or postpone the date of payment for redeemed shares can postpone payment of redemption proceeds for up to seven calendar days. In addition, the Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days (i) during any period that the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, or (iii)
for such other periods as the SEC may permit.
The Trust has filed an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

3.	OUTLINE OF MANAGEMENT OF ASSETS, ETC.
(1)	Valuation of Assets

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m.,
U.S. Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the
NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as non-U.S. securities that trade on
non-U.S. markets that are open).
Stocks held by a Vanguard fund are valued at their “market value” when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. Certain short-term debt instruments used to manage a fund’s cash may be valued at amortized cost when it approximates fair value. The values of any non-U.S.
securities held by a fund are converted into U.S. Dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.
When a fund determines that pricing service information or reliable market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its “fair-value” (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with non-U.S. securities, which may trade on non-U.S. exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); or
country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S.

markets that exceed a specified threshold or that are otherwise deemed to affect the value of
non-U.S. securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the Fund’s NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
(2)	Conversion of Shares
In Japan, Shares cannot be converted to securities of other classes or series of the
Trust.
(3)	Custody of Shares:
To eliminate the need for safekeeping, the Fund will not issue certificates for
Shares.
(4)	Duration Period:
Unless terminated as provided in the Agreement and Declaration of the Trust, the
Trust shall continue without limitation of time.
(5)	Fiscal Year:
The accounts of the Fund will be closed each year on December 31.
(6)	Miscellaneous:
(a) Dissolution of Fund
The Trust may be terminated at any time by the trustees upon 60 days prior written notice to the Shareholders. Any series may be terminated at any time by the trustees upon 60 days prior written notice to the Shareholders of that series.
(b) Procedures Concerning the Changes of Agreements between the Related
Companies
(i) Agreement and Declaration of Trust:
Originals or copies of the Agreement and Declaration of Trust, as amended, are maintained in the office of the Trust and are made available for public inspection for the Shareholders. Copies of the Agreement and Declaration of Trust, as

amended, are on file in the United States with the U.S Securities and Exchange
Commission (“SEC”). The Agreement and Declaration of Trust may be restated
and/or amended at any time by an instrument in writing signed by a majority of the trustees then holding office. Any such restatement and/or amendment thereto shall be effective immediately upon execution and approval. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the
Office of the Secretary of State of Delaware or upon such future date as may be stated therein.
In Japan, material changes in the Agreement and Declaration of Trust shall be published or notice thereof shall be sent to the Japanese Shareholders.
(ii) Agent Company Agreement
Agent Company Agreement shall be effective until terminated upon three
(3) months’ prior written notice to the other party to the agreement. The Agreement shall be governed by and construed in accordance with the laws of Japan.
(iii) Shares Distribution and Redemption Agreement
Shares Distribution and Redemption Agreement shall continue in effect until terminated upon three (3) months’ prior notice in writing to the other party to the agreement. The Agreement shall be governed by and construed in accordance with the laws of Japan. Any action brought under the agreement for indemnification or otherwise shall be brought in the Tokyo District Court and Vanguard submits to jurisdiction of the Tokyo District.
(iv) Global Custody Agreement
Either party may terminate Global Custody Agreement by notice in writing, delivered or dispatched by registered mail to the other party hereto, not less than sixty (60) days prior to the date upon which such termination becomes effective.
The Agreement shall be subject to and construed in accordance with law of New
York State.
(v) Funds' Service Agreement
The Fifth Amended and Restated Funds' Service Agreement shall continue in full force and effect as to all parties to the Agreement until terminated or amended by mutual agreement of all parties to the Agreement. The Fund may elect to withdraw from the Agreement effective at the end of any monthly period by giving at least 90 day’s prior written notice to each of the parties to the Agreement.

4.		INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY
SHAREHOLDERS, ETC.
	(1)	Rights of Shareholders and Procedures for Their Exercise:
Shareholders in Japan must generally register their Shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the Sales
Handling Company. Shareholders in Japan may have the Sales Handling Companies exercise their rights on their behalf in accordance with the Contract with the Sales Handling
Companies.
Shareholders in Japan who do not entrust the custody of their Shares to the Sales
Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.
The major rights enjoyed by Shareholders are as follows:
(i) Voting rights
Shareholders of the Fund are entitled to vote on a matter if (i) the matter concerns an amendment to the Agreement and Declaration of Trust that would adversely affect to a material degree the rights and preferences of the Shares of the Fund or any class; (ii) the trustees determine that it is necessary or desirable to obtain a
Shareholder vote; or (iii) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the
1940 Act to approve the transaction; or (4) a shareholder vote is required under the
1940 Act. The 1940 Act requires a Shareholder vote under various circumstances, including to elect or remove trustees upon the written request of Shareholders representing 10% or more of the Fund's net assets, to change any fundamental policy of the Fund and to enter into certain merger transactions. Unless otherwise required by applicable law, Shareholders of the Fund receive one vote for each U.S.
dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the
Shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are non-cumulative and cannot be modified without a majority vote by the shareholders.
Shareholders in Japan are entitled to receive from the Sales Handling Companies pursuant to the Account Agreement to be entered between a Sales Handling
Company and a Shareholder notices of the Fund, whereby Shareholders have the
Sales Handling Company exercise their voting rights.
(ii)	Repurchase rights
Shareholders are entitled to request repurchase of Shares at the Shares' Net Asset
Value.
(iii)	Rights to receive dividends
The Shareholders of the Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No Shares of the Fund have priority or preference over any other Shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all Shareholders of a particular class according to the number of
Shares of the class held by Shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.
(iv)	Right to receive distributions upon dissolution
In the event that the Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.
(v) Right to inspect accounting books and the like:
Shareholders are entitled to inspect the Agreement and Declaration of Trust, and at the discretion of the Court, the accounting books and the minutes of any
Shareholders' meetings.
(vi) Right to Transfer Shares
Shares are transferable within Japan to Japanese investors without restriction except as limited by applicable law.
(2)	Foreign Exchange Control:
In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.
(3)	Agent in Japan:
Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo
The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purposes of:
(i) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA, and
(ii) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.
The agent for the registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the public offering concerned as well as for the continuous disclosure and filing the notification with the Commissioner of the Financial
Services Agency is the following person:
Ken Miura
Attorney-at-law
Mori Hamada & Matsumoto
Marunouchi Park Building

6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

(4)	Jurisdiction:
The Fund acknowledges that the following court shall have jurisdiction over litigations related to transactions in the Units of the Fund acquired by Japanese investors.
Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo
Enforcement proceedings of a final and definitive judgment on such litigation will be conducted in accordance with the applicable laws of the relevant jurisdiction.

III. FINANCIAL CONDITIONS OF THE FUND
1.	FINANCIAL STATEMENTS
[Omitted]

2.	CONDITION OF THE FUND:
(a)	Statement of Net Assets (All Share Classes)
[See the attached worksheet.]

IV.	SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT
FUND SECURITIES

1.	Transfer of the Shares
The transfer agent for the Shares is Vanguard, whose mailing address is P.O. Box
2600, Valley Forge, Pennsylvania 19482.
The Japanese investors who entrust the custody of their Shares to a Sales Handling
Company shall have their Shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.
No fee is chargeable for the transfer of Shares.
2.	There are no annual Shareholders' meetings. Special Shareholders' meetings may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.
3.	No special privilege is granted to Shareholders.
The acquisition of Shares by any person may be restricted.

PART III.	SPECIAL INFORMATION

I.	OUTLINE OF THE TRUST
1.	Outline of the Trust
(1)	Amount of Capital Stock
Not applicable.
(2)	Structure of the Management of the Trust
The trustees have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the trustees were the sole owners of the
Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Amended and Restated Agreement and Declaration of Trust. The
Amended and Restated Agreement and Declaration of Trust provides that the trustees have the power to do all things and execute all instruments as the trustees deem necessary, proper or desirable in order to promote the interests of the Trust.
The number of trustees shall be fixed from time to time by a majority of trustees, provided, however, that the number of trustees shall at all times be at least (1) If any vacancies shall exist, the remaining trustees shall fill such vacancy by appointing such other individual as they in their discretion shall see fit. A Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares of each series. The trustees shall hold office during the lifetime of this Trust and until its termination or until he or she resigns, is removed or dies.
The trustees of the Trust are authorized by the Amended and Restated Agreement and Declaration of Trust to issue Shares and to authorize the division of Shares into one or more series. The assets of each series shall irrevocably belong to that series for all purposes. The variations in the relative rights, privileges and preferences as between the different series shall be fixed and determined by the trustees. The trustees may authorize the division of Shares of any series into Shares of one or more classes of such series, with such variations between classes as may be approved by the board of trustees.
Under the Amended and Restated Agreement and Declaration of Trust, the
Shareholders have the power, as and to the extent provided therein, to vote only (i) for the election or removal of trustees as provided in Article IV, Section 1 of the Amended and

Restated Agreement and Declaration of Trust, and (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940
Act, including Section 16(a) thereof, and (iii) on such other matters as the trustees may consider necessary or desirable unless otherwise required by law, each Shareholder shall have one vote for each U.S. dollar (and a fractional vote for each fractional dollar) of the net asset value of each Share (including fractional Shares) held by such Shareholder on the record date on each matter submitted to a vote at a meeting of Shareholders. There shall be no cumulative voting in the election of trustees. Votes may be made in person or by proxy.
A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.
Meetings of the Shareholders may be called by the trustees. A meeting of
Shareholders may be held at any place designated by the trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the trustees by delivering personally or mailing such notice not more than ninety (90), nor less than ten (10) days before such meeting, postage prepaid, stating the time and place of the meeting, to each
Shareholder at the Shareholder's address as it appears on the records of the Trust.
Except as otherwise provided by the 1940 Act or in the Amended and Restated
Agreement and Declaration of Trust, at any meeting of Shareholders, the presence in person or by proxy of the holders of record of Shares issued and outstanding and entitled to vote representing more than fifty percent of the total combined net asset value of all Shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the meeting. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.
The trustees are authorized by the Amended and Restated Agreement and
Declaration of Trust to adopt By-Laws not inconsistent with the Amended and Restated
Agreement and Declaration of Trust to provide for the conduct of the business of the Trust.
The By-Laws contemplate that the trustees shall elect a Chairman, a President, a Treasurer and a Secretary. The trustees may elect or appoint such other officers or agents as the business of the Trust may require. The trustees may delegate to any officer or committee the power to appoint any subordinate officers or agent. The trustees may amend or repeal the By-Laws of the Trust to the extent such power is not reserved to the Shareholders.
The trustees may in their discretion provide for regular or stated meetings of the
Trustees. Notice of regular or stated meetings need not be given. Meetings of the trustees other than regular or stated meetings shall be held whenever called by the Chairman or by any trustee. Notice of the time and place of each meeting other than regular or stated
meetings shall be mailed to each trustee at least two days before the meeting, or shall be telegraphed, cabled, or wirelessed to each trustee, or personally delivered to him at least one day before the meeting.
A majority of the trustees present in person at any regular or special meeting of the trustees shall constitute a quorum for the transaction of business at such meeting. Except as otherwise required by law, the Amended and Restated Agreement and Declaration of Trust
or the Trust's By-Laws, any action to be taken by the trustees may be taken by a majority of the trustees present at a meeting at which a quorum is present, or by written consent of all of the trustees.
The Amended and Restated Agreement and Declaration of Trust contains provisions for the indemnification of trustees, officers and Shareholders of the Trust under the circumstances and on the terms specified therein.

2.	Description of Business and Outline of Operation
The Trust may carry out any administrative and managerial acts, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund’s assets. The Trust has retained Vanguard, as
Investment Management Company and Transfer and Dividend Paying Agent; and
JPMorgan Chase Bank, as Custodian, to hold the assets of the Fund in custody.
3.	Financial Conditions of the Management Company
Not Applicable.

4.	Restrictions on Transactions with Interested Parties:

The Fund may not sell, purchase or loan securities (excluding Shares in the Fund) or grant or receive a loan or loans to or from the Investment Advisor, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major Shareholders (meaning a Shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding Shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.
5.	Miscellaneous
(1) Changes of Trustees and Officers
Trustees may be removed by, among other things, a vote representing two-thirds of the total net asset value of all shares of the Fund. In the event of vacancy, the remaining trustees may fill such vacancy by appointing such other person as they in their discretion shall see fit. The trustees may add to their number as they consider appropriate. The trustees may elect and remove officers as they consider appropriate.
(2) Amendment to the Agreement and Declaration of Trust
The Amended and Restated Agreement and Declaration of Trust may be restated or amended at any time by an instrument in writing signed by a majority of the trustees then holding office.
(3) Litigation and Other Significant Events
Nothing which has or which would have a material adverse effect on the Fund has occurred which has not been disclosed. The fiscal year end of the Fund is December
31.

II.	OUTLINE OF THE OTHER RELATED COMPANIES
1.	NAME, AMOUNT OF CAPITAL AND DESCRIPTION OF BUSINESS
(A)	Vanguard (the “Investment Manager" and the "Transfer and Dividend-Paying Agent”)
	(1)	Amount of Capital as of the end of April, 2016
$250,032,582.00 (approx. ¥ billion)
	(2)	Description of Business
Vanguard was established in 1974 under the laws of Pennsylvania and is registered as an investment advisor under the Investment Advisers Act of 1940. Vanguard was established and operates under an Amended and Restated Funds' Service
Agreement. The Fifth Amended and Restated Funds’ Service Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard as contributions to Vanguard’s capitalization, and that there is no other limitation on the U.S. Dollar amount that each Vanguard fund may contribute to Vanguard’s capitalization. The amounts which each of the funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to
Vanguard’s capital.
At December 31,2015, the Fund had contributed capital of $[4,862,000] to
Vanguard, representing [0.01]% of the Fund’s net assets, and [1.94]% of
Vanguard’s capitalization.

(B)	JPMorgan Chase Bank (the “Custodian”)
	(1)	Amount of Capital as of the end of December, 2015
Approximately $243.2 billion (unaudited) (approximately ¥ billion)
	(2)	Description of Business
JPMorgan Chase Bank engages in business as a financial institution.

(C)	Vanguard Investments Japan, Ltd. (the "Agent Company”)
	(1)	Amount of Capital:
¥ 443.5 million as of the end of April, 2016
	(2)	Description of Business:

Vanguard Investments Japan, Ltd., performs first financial instruments business in
Japan.

(D)	Monex, Inc. (the “Distributor”)
(1) Amount of Capital:
Approximately ¥12.2 billion as of the end of March, 2015
(2) Description of Business:
Monex, Inc. engages in business as a financial instruments firm in Japan.

2.	OUTLINE OF BUSINESS RELATIONSHIP WITH THE FUND
(A)	Vanguard (the “Investment Manager" and the "Transfer and Dividend-Paying Agent”)
Vanguard acts as investment manager and transfer and dividend-paying agent to the
Fund.
(B)	JPMorgan Chase Bank (the “Custodian”)
JPMorgan Chase Bank serves as the Fund’s custodian. The custodian is responsible for maintaining the Fund’s assets, keeping all necessary accounts and records of Fund assets, and appointing any non-U.S. sub-custodians or non-U.S. securities depositories.
(C)	Vanguard Investments Japan, Ltd. (the "Agent Company")
Vanguard Investments Japan~~.~~ acts as the Agent Company in Japan.
(D)	Monex, Inc. (the “Distributor”)
Monex, Inc. acts as the Distributor in Japan.

3.	CAPITAL RELATIONSHIPS
The Fund contributed 1.94% of the capitalization of Vanguard as of the end of
December 2015.

III.	OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS
copiedfrom Wellesley Income.

A.	Outline of the Investment Trusts in Delaware

Delaware statutory trusts are governed by Chapter 38 of Title 12 of the Delaware
Code. See “PART II. INFORMATION CONCERNING THE FUND – I.1 (4) Outline of
Laws Regulating the Fund in the Jurisdiction Where Established” for a summary of the provisions contained in Chapter 38. To form a trust, a governing instrument is entered into and a certificate of trust is filed with the Secretary of State of the State of Delaware.
Delaware statutory trusts are a common organizational form for U.S. registered management investment companies, commonly called "mutual funds".

B.	The System of Mutual Funds created as Delaware Statutory Trusts in Delaware

A Delaware statutory trust is in the widest sense a business organization like a corporation or partnership. It can issue shares (beneficial interests) which may be freely transferred; the holders of such shares may receive dividends out of the income of the trust;
and the management is separate from the ownership of each organization. Except to the extent otherwise provided in the governing instrument of a Delaware statutory trust, the business and affairs of a Delaware statutory trust shall be managed by or under the direction of its trustees. See section 3806 of the Delaware Statutory Trust Act.

Additionally, as a registered investment company (mutual fund), a Delaware statutory trust is regulated by the 1940 Act and other related U.S. federal and state laws. As long as a Delaware statutory trust operates as a registered mutual fund, the shareholders of the trust derive certain rights and protections under the U.S. federal securities laws. Such federal laws prohibit all false and misleading statements or omissions of material facts from the contents of the mutual fund's registration statement filed with the SEC. Further, various securities laws contain similar prohibitions in connection with the offer, sale and advertising of mutual funds.

(1)	Formation of a Delaware Statutory Trust

A Delaware statutory trust is formed by a governing instrument ("Agreement and
Declaration of Trust") and the filing of a certificate of trust ("Certificate of Trust") pursuant to section 3810 of the Delaware Statutory Trust Act. Property of the trust is transferred to the trustees in accordance with the Agreement and Declaration of Trust, and the trustees manage and operate the trust for the benefit of the beneficial shareholders, whose shares may be freely transferred.

The Agreement and Declaration of Trust generally contains such matters as the name of the trust, purpose, compensation to be paid to the trustees, powers and responsibilities of the trustees, shareholder meetings, rights of shareholders, payment of dividends, redemption of shares, period and termination of the trust, and the governing law of the trust.

To become a registered mutual fund, a registration statement must be filed with the
SEC under the 1933 Act and an election made under the 1940 Act.

(2) Issuance of Shares

In order to issue mutual fund shares, a fund must have a prospectus which contains various items of disclosure relating to the fund and its shares, such as: the fees associated with a purchase of the fund's shares, financial information about the fund for the past five years (or for the length of time the fund has been in operation), the fund's objectives and policies, any investment restrictions, the price at which shares may be purchased, the method by which shareholders may purchase and redeem shares, dividend and tax information relating to the ownership of shares, descriptions of the fund's management and expenses paid by the fund, a description of the fund's shares and any other information the fund desires to provide potential shareholders. The regulations regarding the issuance of a mutual fund's shares are the U.S. federal securities laws, Blue Sky laws and various sections of the United States Internal Revenue Code of 1986 (“Code”). The shares may not be issued unless the fund has an effective registration statement on file with the SEC. Further, each share of stock issued by a mutual fund must be a voting share and have equal voting rights with all other outstanding voting shares.

(3) Management and Operation of a Mutual Fund

Management and operation of a mutual fund is generally conducted by having an investment advisory agreement with an investment advisor. The requirements for becoming an investment advisor for a mutual fund are that the advisor must be a registered investment advisor under the Investment Advisers Act of 1940, and must have been approved by the board of trustees/directors of a fund and its shareholders. The investment advisor discloses certain information to the competent supervisory authorities and the fund's shareholders, in accordance with the investment advisory agreement, with respect to the management and operation of the fund's assets.

An advisory fee calculated in accordance with the net asset value of the fund is paid to the investment advisor. An investment advisor generally executes an investment advisory agreement with a fund relating to the investment and reinvestment of the fund's assets. Such investment and reinvestment must be conducted subject to the investment objectives and restrictions provided for in the prospectus and other governing instruments.

a.	Valuation of Assets

The fund's net asset value per share is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange). The total net asset value of the fund is determined by subtracting the fund's (share class’s) total liabilities from its total assets. The net asset value per share of the fund (share class)
is determined by dividing the fund's (share class’s) net assets, minus liabilities, by the total number of shares outstanding at the time of calculation.

b.	Sale, Redemption and Custody of Shares

(i) The purchase price of a fund's shares will be the net asset value per share next computed after receipt of the sales order by the fund plus the sales charge, if applicable. Such purchase price is set forth in the prospectus.

(ii) Redemption of shares shall be made for one share or its multiple, and the redemption price per share shall be the net asset value per share next computed after receipt by the fund of the order and share certificate if share certificates have been issued. Subject to certain rules of the SEC, the fund may suspend the right of redemption temporarily. The principal underwriter may charge fees upon such redemption.

	(iii)	Custody of Shares

Investors' shares are usually held in book entry form by the fund's transfer agent.
Certificates for shares are no longer issued for the Fund The transfer agent will furnish such shareholders with detailed statements of their accounts.

c.	Outline of Disclosure Requirements

	(i)	Disclosure to shareholders

In accordance with the 1940 Act, a fund sends to its shareholders annual and semi-annual reports relating to its operations that contain financial information.

	(ii)	Disclosure to the SEC

Pursuant to the 1940 Act, a fund reports details of its financial condition and business operations to the SEC by annual and semi-annual reports.

d.	Shareholders' Rights and Procedures for the Exercise Thereof

Shareholders must be registered with a fund in order to exercise shareholders' rights directly against the fund. The representative right afforded to shareholders is the voting right. Other rights include the right to receive dividends, the right to receive distributions upon dissolution, the right to inspect accounting books and the like, the right to transfer shares, and other rights with respect to the U.S. registration statement (including the prospectus).

	(i)	Voting rights

Shareholders are entitled to one vote for each dollar of net asset value (determined as of the applicable record date) and a proportionate fractional vote for each fractional dollar amount owned with respect to any matter Shareholders are entitled to vote under the fund's Declaration of Trust, By-laws or any applicable law.
Voting rights shall be exercised at a shareholders meeting, or without a meeting if a consent in writing setting forth such action is signed by the shareholders entitled to vote on a subject matter thereof holding a majority of the shares entitled to vote thereon. Shareholders' meetings shall be convened by the trustees or such other persons as specified in the fund's By-laws, and the meeting shall be held at the head office of the fund or such other place as the trustees may designate. Shareholders representing more than 50% of the outstanding shares entitled to vote being present
(including those present by proxy) shall constitute a quorum unless otherwise provided for in any applicable statutes, rules and regulations, and, except as otherwise provided by law, the fund's Declaration of Trust, or By-laws, approval of a matter is given by vote (including vote by proxy) of a majority of the shares present and entitled to vote.

	(ii)	Redemption rights

Shareholders are entitled to request redemption of shares at their net asset value at any time, provided that the fund may suspend the right of redemption temporarily during the periods subject to the rules of the SEC under the 1940 Act.

	(iii)	Right to receive dividends

Shareholders are entitled to receive any declared distributions for each share held by them. Record dates are designated for the payment of distributions and payments are usually made during the months in which the record date falls or in the following month.

	(iv)	Right to receive distributions upon dissolution

Shareholders of a fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them.

	(v)	Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust and, subject to the discretion of the court, the fund's accounting books and minutes of shareholders' meetings.

	(vi)	Right to transfer shares

Shares are transferable without restriction.

	(vii)	Rights with respect to the U.S. registration statement

The 1933 Act provides that if any effective part of the registration statement contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading, any person acquiring such security may sue every person who signed the registration statement, every person who was a trustee (or person performing similar functions) of the issuer at the time of filing of the registration statement, certain other persons who prepared any part of the registration statement and every underwriter with respect to such security.

e.	Related Company and Others

	(i)	Investment management company

The investment management company shall manage and operate the assets of a fund subject to the terms of the investment advisory agreement and the fund's investment objectives and restrictions. The requirements for becoming an investment management company are that the manager must be a registered investment advisor under the Investment Advisers Act of 1940 and must have been approved by the board of trustees/directors of a fund and its shareholders.

	(ii)	Investment advisor

The investment advisor is usually the investment management company which ordinarily sponsors or organizes the mutual fund. The duties of the investment advisor are similar to those of the investment management company and include the management of the fund's investments and performance of certain administrative, clerical, bookkeeping and accounting services as set forth in the investment advisory agreement.

	(iii)	Underwriter-distributor

The underwriter-distributor is usually connected with the investment advisor, but this is not always the case. The underwriter-distributor must register as a broker-dealer with the SEC and must join the Financial Industry Regulatory
Authority (FINRA).

	(iv)	Custodian

The mutual fund usually appoints a bank to hold its securities and other assets as custodian. The requirements for becoming a custodian of a mutual fund are that the entity be either a bank having aggregate capital, surplus and undivided profits of not less than U.S.$500,000, be a member of a national securities exchange, or be a central certificate depositary established by a national securities exchange or a registered national securities association. A mutual fund may act as its own custodian under certain circumstances.

f.	Governing Laws and Competent Authorities

	(i)	Governing laws regarding the creation and operation of a mutual fund created as a
Delaware statutory trust

A Delaware statutory trust is created under the laws of the State of Delaware and is subject to the laws of that state. With respect to its operation as a mutual fund, it is also subject to the 1940 Act, the Code, and regulations promulgated under each statute. With respect to the sale of its shares, the fund is subject to the 1933 Act, the
1934 Act, the Blue Sky laws (state securities laws of the various states in the U.S.)
and the regulations promulgated under said law. In addition, a Delaware statutory trust and its trustees may be subject to common law principles established through judicial decisions.

The substance of the governing law is as follows:

Delaware Statutory Trust Act (Delaware Code Chapter 38 et seq.("Treatment of
Delaware Statutory Trusts"))
Chapter 38 provides as follows:
Delaware has had in effect since October 1, 1988, the Statutory Trust Act which expressly recognizes the Delaware statutory trust. The principal purpose of the
Statutory Trust Act is to modernize the common law and provide certainty by codifying Delaware law with respect to the use of trusts in business transactions.
The Statutory Trust Act permits the trust agreement of a statutory trust to establish whatever rights and obligations of the trustees and of the beneficial owners as are desirable. The voting rights of trustees or beneficial owners, or any class or series thereof, may be expanded, limited or eliminated with respect to virtually any matter relating to the statutory trust. This flexibility provides an advantage over alternative forms of business organizations and common law trusts which often are subject to mandatory provisions.

Under the Statutory Trust Act, the beneficial owners of a Delaware statutory trust have the same limitations of personal liability as shareholders of a Delaware corporation. Except to the extent otherwise provided in the trust agreement, a statutory trust is managed by or under the direction of its trustees, who are not liable for the obligations of the statutory trust. The Statutory Trust Act provides that at least one trustee must be a Delaware resident. However, a trust that is or will become a registered investment company is exempt from this requirement. The duties of the trustees may be specified in the trust agreement. Moreover, the trust agreement may provide for the appointment of managers, employees or other persons to manage the statutory trust with such rights, powers and duties as are set forth herein.
To the extent that trustees or other persons who are responsible for managing the statutory trust have duties (including fiduciary duties) and liabilities relating thereto to the statutory trust or the beneficial owners, such persons duties may be expanded or restricted by the trust agreement. In addition, such persons shall not be liable for their good faith reliance on the provision of the trust agreement.

Common Law

Common law is non-statutory law developed through court decisions. Certain legal principles developed through decisions rendered by the courts of the State of
Delaware may be applicable to Delaware statutory trusts and trustees of such trusts.

Investment Company Act of 1940

The 1940 Act requires an investment company to (i) disclose financial information and fundamental policies, (ii) submit registration statements to the SEC, and (iii)
submit and deliver certain reports to the SEC and shareholders. The 1940 Act generally prohibits investment companies from changing the nature of their business or other fundamental policies without the approval of the shareholders.
The 1940 Act regulates the custody of a fund's assets and, more generally, a fund's business and conduct.

Securities Act of 1933

The 1933 Act regulates the sales of securities. The 1933 Act requires a company seeking to offer securities to the public to disclose information about itself and the securities by means of a registration statement, including a prospectus. The 1933
Act makes any fraudulent statement or act in connection with the issuance or sale of securities unlawful.

Securities Exchange Act of 1934

The 1934 Act regulates the purchase and sale of securities in the secondary market and the use of proxy statements. It requires publicly traded companies to make periodic reports to the SEC and to shareholders. It prohibits the unlawful use of inside information and other fraudulent conduct and includes provisions relating to the oversight of securities markets and the regulation of securities brokers and dealers.

The Internal Revenue Code of 1986

The Code contains provisions governing the tax treatment of investment companies.

(ii) Outline of the Supervisory Authorities

A Delaware statutory trust which operates as a registered investment company is subject to supervision by the SEC and the securities authorities of the various U.S.
states.

The SEC

(a)	Registration

(Sections 8(a) and (b) of the 1940 Act)

An investment company must register with the SEC by filing a notification of registration. In order to sell Shares to the public, the Fund must file a registration statement with the SEC and such statement must have become effective. The registration statement is prepared in accordance with Form N-1A and must include the information required by Form N-1A and, more generally, the 1933 Act and rules thereunder. The SEC will examine the registration statement and, if it does not comply with the requirements of Form N-1A, may order its modification or deny its effectiveness. The Form N-1A registration statement consists of the investment company's prospectus (Part A), statement of additional information (Part B) and exhibits (Part C).

(b)	Suspension or revocation of registration as a registered investment company

(Section 8(e) of the 1940 Act)

An investment company may have its registration suspended or revoked by order of the SEC if it fails to submit a registration statement or report or if either is materially in complete or misleading.

(c)	Supervision of changes in trustees and officers

(Section 9(b) of the 1940 Act)

The SEC can prohibit trustees and officers from serving as such in the event they are found to have willfully violated certain federal securities laws.

(d)	Supervision of the business

(Multiple Sections of the 1940 Act)

The SEC comprehensively regulates the function and activities of investment companies, including such matters as the distribution and redemption of shares, transactions with affiliates, relationships with investment advisors, holdings of other investment companies, capital structure, issuance of senior securities, borrowing and lending, custody of assets, fidelity bonding, etc.

(e)	Periodic reports

(Section 30 of the 1940 Act)

The SEC requires all investment companies to submit annual and other reports. The
SEC regulates the content of these reports, thereby exercising its supervisory authority.

State Securities Supervisory Authorities

(a)	Provisions concerning licenses

Most states require brokers, dealers, securities salespersons, and investment advisors either to acquire licenses from the state or, at least, to be registered with a state agency.

(b)	Provisions concerning registration of securities

Each of the 50 states requires notification of the availability of shares upon registration of a fund's shares with the SEC prior to any lawful sale or offer to sell.

(c)	Provisions concerning prevention of fraud

In general, the Blue Sky Laws provide various sanctions for fraudulent acts in connection with the sale of securities, such as prosecution resulting in fine and/or imprisonment, injunction, an order requiring payment of the deposit, temporary suspension or revocation of license or registration, and civil liability for damages.

g.	Dissolution, Termination, etc.

(i) Dissolution and termination

Under the Delaware Statutory Trust Act, the dissolution and termination of a statutory trust are governed by the Agreement and Declaration of Trust. Subject to
the terms of the Agreement and Declaration of Trust and applicable securities laws, dissolution and termination may require approval of the trust's board of trustees, notification of shareholders and the filing of appropriate documents with the SEC.
To liquidate a trust, all of the assets of the trust must be distributed to its creditors and shareholders in accordance with applicable law.

(ii) Amendments to the trust agreements

Amendments to the Agreement and Declaration of Trust of a statutory trust are governed by the terms of the Agreement and Declaration of Trust and applicable securities laws and, subject to the terms of the applicable Agreement and
Declaration of Trust and securities laws, may be made by vote or with the written consent of the trustees and, as to some matters which might have detrimental effects upon the shareholders or as may be required by the 1940 Act, by approval of the holders of a majority of the outstanding shares.

h.	Taxation of the Delaware statutory trust

If a fund complies with the conditions contained in Section 851 of the Code, the fund will qualify as a regulated investment company. If a fund distributes all of its net investment income and net capital gains, if any, to shareholders annually, it will be relieved of any federal income tax liability. Income dividends and net short-term gains distributions received by shareholders are taxable as ordinary income. Net long-term gains distributions received by shareholders are taxable as long-term capital gains regardless of how long the shareholder has held the shares of the fund.

V.	MISCELLANEOUS

(1)	With respect to "Part II. Information concerning the Fund -1. Description of the Fund - 5.
Status of Investment Portfolio” and “3 Financial Conditions of the Fund”, the latest data after the filing date of the Securities Registration Statements which becomes available from time to time may be attached to the Prospectuses using charts or graphs. In addition, the foreign exchange which is relevant to the Fund may be included.
(2)	There are cases where the Fund obtains evaluation or rating from the rating agencies, etc.
and uses such evaluation or rating.
(3)	Logo marks of the distributors and/or the Fund may be indicated and the ornamental designs may be used on the cover page and the back cover page of the Japanese Prospectus.
Also explanations of the logo marks may be indicated.
(4)	In the Mandatory Prospectus, the following sentences will be described:
"The Explanatory Brochure (Mandatory Prospectus) is a prospectus prepared pursuant to the provisions of Article 13 of the Financial Instruments and Exchange Law (Law No. 25 of
1948, as amended)".
"If investors require more detailed information about the Fund, the Prospectus on Request is to be delivered to them by Distributor in Japan if requested by the investors. Please note that when an investor requests the Prospectus on Request, he/she needs to record the fact of his/her requesting by him/herself."
(5)	On the cover page of the Prospectus on Request, the following sentence will be described:
"The Prospectus on Request is the one which will be delivered upon a request from an investor under Paragraph 3 of Article 15 of the Financial Instruments and Exchange Law
and an investor needs to record the fact of requesting it when he/she requests."
(6)	The followings may be described in the Japanese Prospectus:
(i) Investors should read carefully the Prospectus before investing in the Fund.
(ii) As material items, outlines of market risks, credit risks, foreign exchange risks, and the possibility that investors will incur losses of their principal invested as the principal is not guaranteed and a net asset value per unit will be depreciated.
(iii) It is necessary to open the Foreign Securities Transactions Account.

(iv) A statement to the effect that “The provisions of Article 37-6 of the Financial
Instruments and Exchange Law (the so-called “cooling-off” requirement) do not apply to transactions made in relation to the Fund.”
(v) The funds are different from deposit or saving.

(7)	The most recent record of the performance of the Fund may be set forth in the Mandatory
Prospectus.

(8)	No Share certificates of the Fund shall be issued.